United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-22538

Advisers Investment Trust
(Exact name of registrant as specified in charter)

4041 N. High St, Suite 402, Columbus, OH 43214
(Address of principal executive offices)	(Zip code)

Beacon Hill Fund Services, Inc., 4041 N. High St, Suite 402, Columbus, OH 43214
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(614)-255-5550

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

INDEPENDENT FRANCHISE PARTNERS
US EQUITY FUND

ANNUAL REPORT
SEPTEMBER 30, 2014

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

September 30, 2014

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
SHAREHOLDER LETTER
September 30, 2014

Dear Shareholder:

We are pleased to present to shareholders the September 2014 Annual Report for the Independent Franchise Partners US Equity Fund (the “Fund”), a series of the Advisers Investment Trust. This report contains the results of Fund operations for the year ended September 30, 2014.

We appreciate the trust and confidence you have placed in us by choosing the Fund and its Investment Adviser, Independent Franchise Partners, LLP, and we look forward to continuing to serve your investing needs.

Sincerely,

Dina A. Tantra	John Kelly-Jones
President of the Fund and Trustee to the Trust	Chief Operating Officer of Independent Franchise Partners, LLP

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ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
PORTFOLIO COMMENTARY
September 30, 2014 (Unaudited)

Performance Update
Value of a hypothetical $3,000,000 investment in the Fund from inception on December 20, 2011 to September 30, 2014

Total Returns as of September 30, 2014

	Independent Franchise	Independent Franchise
	Partners US Equity Fund	Partners US Equity Fund
	(without redemption fee)	(with redemption fee)	Russell 1000 Value Index
Q4 2013	8.29%	8.02%	10.01%
Q1 2014	0.73%	0.48%	3.02%
Q2 2014	4.40%	4.14%	5.10%
Q3 2014	1.31%	1.06%	-0.18%
Year to Date	6.55%	6.28%	8.08%
1 Year	15.37%	15.09%	18.89%
Since Inception (Ann.)	16.36%	16.26%	21.49%

The Fund’s Total Annual Operating Expense, as per the most recent Prospectus, is 0.85%. The Total Annual Operating Expense after fee waivers and expense reimbursements is 0.85%. Contractual fee waivers are in effect through January 30, 2015. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs (including the Fund’s 0.25% redemption fee unless noted otherwise) and the deduction of fees and expenses.

Data as at September 30, 2014. The Inception date of the Fund is December 20, 2011. Performance is shown net of fees and periods greater than one year are annualized. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 855-233-0437 or 312-557-7902.

The Fund’s benchmark for performance comparison purposes is the Russell 1000 Value (Total Return) Index. The Index is a price return index. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and

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ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
PORTFOLIO COMMENTARY
September 30, 2014 (Unaudited)

administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index. Please refer to the Fund’s Prospectus for further information.

Portfolio Commentary
We launched the Independent Franchise Partners US Equity Fund on December 20, 2011. The Fund has continued to attract new clients throughout 2014 and, at September 30, 2014 had net assets in excess of $870 million. We have been pleased with the acceptance of the Fund and we thank you for your continued support.

As we noted in our last annual report, while the Fund’s track record is relatively short, we have been managing US equity portfolios according to our Franchise strategy since June 2005. The track record of our US Franchise strategy therefore extends over more than 9 years, including our time at Morgan Stanley Investment Management. As long-term investors, we encourage clients to assess returns over full market cycles; a year is a short period of time in the context of our investment approach.

In the year ending September 30, 2014, the Fund has delivered an attractive absolute return of 15.4% (assuming no redemption fee). By comparison, the Russell 1000 Value Index has returned 18.9% during the same period. Our view is that these results are broadly consistent with the typical return profile for Franchise portfolios at this stage of the market cycle. We seek to invest in financially sound and highly cash generative companies that are trading at affordable valuations. This strategy has historically compounded shareholder wealth at attractive rates over the long-term. In doing so, it has tended to preserve capital better than the general market in down markets, and has tended to lag rising markets. This asymmetric risk profile is deliberate.

All sectors had positive returns over the last year. The financial sector remains the dominant sector in the index, accounting for almost 29% of the Russell 1000 Value benchmark. As we have observed in the past, this is a sector dominated by banks, insurance and securities firms that rely on financial leverage to generate attractive returns on capital. We do not think these types of companies are suitable for a long-term, buy and hold approach. The Fund’s markedly lower exposure to this sector, which lagged the broader market, was positive for relative returns, while the few stocks that we own that are classified as financials, such as Moody’s and McGraw Hill Financial, have experienced strong returns over the last 12 months.

We also avoid investing in companies with high capital intensity, or those that are more prone to the commodity cycle. We do not believe these companies can deliver sustainable long-term returns for shareholders. These types of companies are often found in the energy, telecommunication services and utilities sectors, all of which lagged the broader market over the last year. Our lack of exposure to these sectors was positive in relative terms.

The consumer discretionary sector also lagged the broader market return. The Fund’s underweight to the sector was positive for relative returns, but the position in Coach proved to be the biggest detractor over the last year. As you will see from the table below, this position cost the Fund 109 basis points in absolute returns and 160 basis points in relative returns. We sold the position in June 2014, and we provide a more detailed discussion on this below.

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ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
PORTFOLIO COMMENTARY
September 30, 2014 (Unaudited)

Stock selection among some of the consumer staples positions was the other notable detractor from relative returns in the period. A number of consumer staples stocks, such as Philip Morris International, Nestlé, Kellogg and General Mills, had generally weaker returns over the last year. While positive in absolute terms, these stocks detracted notably from returns relative to the faster rising Russell 1000 Value Index.

Investment Returns and Contribution to Fund Return – 1 Year ending September 30, 2014
US Equity Fund – Stock Returns (%)				US Equity Fund – Contribution to Fund Return (bps)
Top		Bottom		Top		Bottom
Apple	+52%	Coach	-42%	Microsoft	+189	Coach	-109
Microsoft	+43%	GlaxoSmithKline	-5%	Apple	+174	GlaxoSmithKline	-23
Moody’s	+36%	Philip Morris Int’l	+1%	Novartis	+142	Verisk Analytics	0
McGraw Hill Financial	+30%	Verisk Analytics	+1%	Johnson & Johnson	+122	Philip Morris Int’l	+9
Johnson & Johnson	+26%	eBay	+2%	Moody’s	+115	Dentsply	+14

Stock returns reflect total returns and are presented in US Dollars for the period the stock was held during the year ending September 30, 2014. Contribution to fund return reflects contribution to gross return and presented in US Dollars for the period the stocks were held during the year to September 30, 2014. Source: FactSet, Independent Franchise Partners, LLP. For complete attribution and methodology, please contact clientservice@franchisepartners.com.

Significant Contributors to Your Fund’s Return
Among the top contributors to the Fund’s return were Microsoft, Apple, Novartis, Johnson & Johnson and Moody’s.

Microsoft is a leading software company with dominant market shares, particularly in its consumer (MS Windows) and business (MS Office) divisions. Recent financial results have supported our thesis that the enterprise/business related software franchise is the jewel in the Microsoft franchise, with this division reporting double digit revenue growth. In March, the company’s new CEO, Satya Nadella, announced that Microsoft would offer its market leading Office suite of software on Apple’s iPad tablets. This is consistent with our investment thesis that Microsoft can improve the monetisation of its software assets. We are also encouraged by the company’s progress in the nascent cloud computing category and continue to see potential room for improvement from greater strategic focus and cost cutting. More recently, Microsoft has also announced a number of changes at the Board level with prior CEO Steve Ballmer retiring and the CEO of Visa and the CFO of Kraft Foods joining. These changes were well received by the market, as was the 11% increase in the dividend announced in September 2014. We believe the dividend increase augurs well for continued capital discipline. Microsoft’s shares trade on an estimated free cash flow yield of 6.2%.

Apple is an integrated software and hardware company with one of the world’s most valuable brands. The company has strong and growing market shares, particularly in developed markets and in the tablet and smart phone categories. Apple also benefits from an “ecosystem effect” of content accessibility and transferability across devices, and demonstrates exceptionally high returns on capital. Apple reported some healthy financial results over the course of 2014. In September, following much anticipation and amid the usual fanfare, Apple announced a number of new products and services. The larger screen

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ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
PORTFOLIO COMMENTARY
September 30, 2014 (Unaudited)

iPhone 6 and 6+ have been well received by reviewers and the public alike, with 10 million phones sold by the end of the first weekend. The new Apple Watch and the Apple Pay service are markers of the company’s approach to improving the ease with which customers can interact with its products. We see all of these as continued evidence that Apple is building a vibrant ecosystem that will keep customers engaged and loyal for extended periods of time. This underpins the durability of the franchise and the company’s free cash flow generating capability. Apple’s shares offer an estimated free cash flow yield of 6.6%.

Novartis is a global leader in pharmaceuticals, generics and eye care with a diversified drug portfolio across a range of attractive therapeutic categories. The company’s shares have been supported by the healthy development of its new product pipeline. Novartis reported positive drug development news and a strong set of financial results, with signs of an increased focus on its core operating units. In April, the company announced a three-way deal with GlaxoSmithKline involving the consumer healthcare, vaccines and oncology businesses. We view the deal as sensible in terms of achieving category market share improvements. The company remains a high quality franchise and we see potential for good free cash flow compounding and capital discipline. However, following strong share price appreciation, we felt a smaller weight in the portfolio was more appropriate and reduced the position in the second quarter of 2014. Novartis’ shares offer an estimated 5.3% free cash flow yield.

Johnson & Johnson is a leader in the global healthcare industry with exceptional franchises in each of its three main areas of operations: pharmaceuticals, medical equipment, and consumer health and beauty care products. It also has one of the strongest late-stage pharmaceutical development pipelines in the industry and attractive category exposures in the medical equipment business. The company’s consumer health division enjoys high market shares and growth opportunities in both developed and emerging markets. Johnson & Johnson’s pharmaceutical division is supporting strong growth in revenue and profits for the group. In particular, market data suggests that its recently launched drugs are performing well. Its consumer division should support further growth as the company works to resolve the manufacturing issues and product recalls that affected its McNeil subsidiary. Johnson & Johnson’s shares offer an estimated 5.6% free cash flow yield.

Moody’s is one of the leading credit rating and research agencies in what is essentially a duopoly market. The company has continued to benefit from a favourable debt issuance environment. Global corporate debt issuance continues to be supported by low interest rates and the constrained balance sheets of banks. The company’s shares offer an estimated 5.1% free cash flow yield. We have reduced the weight of the stock in the portfolio during the year given the strong share price performance and subsequent compression of the stock’s valuation.

Notable Detractors for Your Fund’s Return
Only two holdings detracted from your Fund’s returns in the year to September 30, 2014 – Coach and GlaxoSmithKline.

Coach is a US-based leather goods, handbag and accessory manufacturer and market leader in the high-margin premium handbag market in the US. The company held an investor day in June 2014 at which it

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ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
PORTFOLIO COMMENTARY
September 30, 2014 (Unaudited)

announced restructuring plans that led us to reduce our expectations for the company’s sales, earnings and cash flows for the foreseeable future. Given the challenging valuation and longer estimated recovery period, we sold the position in June. There are more details in the portfolio changes section of this report.

GlaxoSmithKline is a leading global pharmaceutical company with strong market shares in a number of key therapeutic categories, and exceptionally high gross and operating margins that are protected by patents. The company reported quarterly results in late July and indicated that there was unlikely to be any earnings growth in 2014, largely due to a slowdown in sales of its largest drug, Advair. This is clearly a headwind, but we believe the company’s suite of respiratory drugs should enable it to defend market share in this category. In addition, we believe the market is under-appreciating the value of the market-leading vaccines and consumer healthcare businesses. These will account for close to half of sales for the company once the transactions with Novartis, announced in April and involving the consumer healthcare, vaccines and oncology businesses, close early in 2015. We are further encouraged that Philip Hampton has joined the company’s Board as chairman-elect. This should further strengthen governance at the company. Glaxo’s shares trade on an estimated free cash flow yield of 6.5%.

Significant Portfolio Changes During the Year
During the course of the last 12 months, we have initiated a position in Zoetis, and sold the positions in Coach, Colgate-Palmolive, Scotts Miracle-Gro and Verisk Analytics.

Zoetis was spun out of Pfizer in the first half of 2013 and is the largest global animal health company. The company produces medicines and vaccines for livestock and pets, as well as diagnostic products and genetic tests. Much like human health companies, Zoetis’ intangible assets lie in its strong brands and patents. These brands and patents confer resilient pricing power and sustain a 30% return on capital. We believe the company has significant potential to improve margins through cost savings and further improve working capital management. When combined with revenue growth, these improved margins should lead to healthy compounding of free cash flow in the medium to long-term. The key risks to the investment include increased government regulation and a management team from Pfizer that lacks experience running an independent company. We initiated the position in Zoetis in May 2014 at an estimated free cash flow yield of 6%.

As we noted earlier, following Coach’s investor day in June 2014, we decided to sell the position. When we first purchased Coach, our original investment thesis was built around the fact the company was a market leader in the high-margin premium handbag market in the US, with growing businesses in Asia. The business demonstrated outstanding financial characteristics: gross margins in excess of 70%, operating margins in excess of 30% and relatively moderate capital needs. The combination of these factors resulted in a return on capital in excess of 40%. In addition, management demonstrated strong capital discipline, returning almost all free cash flow to shareholders through dividends and share repurchases. Coach was also undergoing a transformation to a more ‘lifestyle’ brand and expanding overseas, particularly in Asia, helping the company to diversify away from its reliance on the US women’s handbag market. At the time, our biggest concern was a slowdown in consumer spending in the US or China. However, we believed that this risk was well-reflected in an attractive valuation (an estimated free cash flow yield of close to 7.5% at the time of purchase).

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ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
PORTFOLIO COMMENTARY
September 30, 2014 (Unaudited)

We think that many of the actions that management outlined at its investor day in June 2014 should be good for the brand in the long-term. For example, the company plans to decrease the frequency and breadth of discounts, focus on its top markets within the US and improve product presentation in its stores. All of these should enhance brand equity. In addition, the designs from the new creative director appear to be stronger than in prior years and the company continues to grow in the men’s and international markets.

However, two factors concerned us. First, the company’s closure of unproductive US retail stores will skew the store footprint even more towards factory outlets rather than retail. We view this as detrimental to brand equity. Second, our assessment of the financial impact of the restructuring suggests that the company will struggle to compound free cash flow for the foreseeable future. When combined with the execution risk of its transformation to a lifestyle brand, these new concerns caused us to reassess our investment thesis. On balance, the risk/reward trade-off has become less attractive and so we sold the position in June. Coach’s shares fell approximately 30% between the initial purchase in August of 2012 and the final sale in June this year. We will no doubt go back and re-visit the Coach investment in the fullness of time once we start to see some evidence of how the restructuring is progressing.

Colgate-Palmolive is the global leader in the toothpaste and manual toothbrush categories with significant exposure to emerging market countries. The shares had performed well since our initial purchase in October 2010, delivering a total return of approximately 95% compared to the broader MSCI World (Net) Index total return of approximately 50% over the period until the final sale in June 2014. We continue to appreciate the quality of Colgate-Palmolive’s franchise and see several growth opportunities for the company. However, the share price had appreciated well ahead of its free cash flow growth and the estimated free cash flow yield fell below our 4.5% valuation threshold and so we sold the position.

We completed the final sale of Scotts Miracle-Gro at the beginning of March 2014. We initiated the position in August 2005. Scotts Miracle-Gro is the world’s leading marketer of branded lawn and garden products. Our original investment thesis was predicated on its ability to lead category pricing through effective brand management and product innovation. However, the company has generated only modest revenue growth and margin improvement. Scotts Miracle-Gro’s share price rose 41% in 2013 and, at an estimated free cash flow yield of 5.5%, our analysis suggested the valuation no longer provided sufficient compensation for the risks associated with this company.

Verisk Analytics is the leading provider of highly specialized, proprietary data and risk management tools to the insurance industry in the United States. The proprietary nature of its data affords Verisk strong pricing power as well as an attractive margin and return on capital profile. Since initiating the position in Verisk Analytics in the first quarter of 2011, the company delivered strong growth in its core insurance information business and established an attractive position in the healthcare analytics market. It is also led by a management team that has an impressive track record of carefully allocating capital. We continue to admire the quality of Verisk’s franchise and, like Colgate, see several growth opportunities for the company. However, the share price had appreciated well ahead of its free cash flow growth and the

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ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
PORTFOLIO COMMENTARY
September 30, 2014 (Unaudited)

estimated free cash flow yield had fallen below our 4.5% valuation threshold. As a result, we sold the position in October 2013.

Following strong absolute returns over the last year and the portfolio changes during the course of the year, the Fund offered an estimated free cash flow yield of 5.6% at the end of September 2014. This valuation is slightly richer than the past few years, reflecting sustained share price appreciation of portfolio holdings, but consistent with our experience in prior market cycles.

We remain completely dedicated to investing our clients’ portfolios in keeping with the rigors of the Franchise quality and value criteria. As ever, we measure our success through long-term investment results and enduring client relationships. We look forward to continuing to work with you in the coming years.

Hassan Elmasry, CFA
Lead Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

Michael Allison, CFA
Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

Paras Dodhia, CFA
Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

Jayson Vowles, CFA
Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

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ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
PORTFOLIO COMMENTARY
September 30, 2014 (Unaudited)

Principal Investment Risks: Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The main risks of investing in the Fund are set out in the Fund’s Prospectus, which can be obtained at www.franchisepartners.com/funds or by calling 855-233-0437 or 312-557-7902.

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ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2014

	Percentage
	of Net
	Assets	Shares	Value
COMMON STOCKS	94.9%
Beverages	7.2%
Anheuser-Busch InBev		300,727	$33,470,905
PepsiCo Inc.		315,634	29,382,369
			62,853,274
Computers & Peripherals	5.2%
Apple Inc.		448,984	45,235,138
Diversified Consumer Services	7.3%
Moody’s Corp.		268,483	25,371,644
MSCI Inc.(a)		808,914	38,035,136
			63,406,780
Food Products	13.6%
General Mills Inc.		485,311	24,483,940
Kellogg Co.		464,304	28,601,127
Mondelez International Inc. - Class A		1,068,480	36,611,467
Nestle SA - REG		388,940	28,619,498
			118,316,032
Health Care Equipment & Supplies	4.0%
Dentsply International		389,562	17,764,027
Zimmer Holdings Inc.		169,732	17,066,553
			34,830,580
Household Products	8.7%
Kimberly Clark Corp.		248,341	26,714,041
Procter & Gamble		588,129	49,249,923
			75,963,964
Internet Software & Services	3.3%
eBay Inc.(a)		517,491	29,305,515
IT Services	6.8%
Accenture PLC - Class A		727,544	59,163,878
Media	2.4%
McGraw-Hill Financial Inc.		250,913	21,189,603

See notes to financial statements.

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ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2014

	Percentage
	of Net
	Assets	Shares	Value
Pharmaceuticals	22.2%
Abbott Laboratories		733,879	$30,522,028
GlaxoSmithKline PLC		1,680,626	38,497,847
Johnson & Johnson		458,289	48,849,024
Novartis AG - REG		447,321	42,239,434
Zoetis Inc.		903,035	33,367,143
			193,475,476
Software	6.5%
Microsoft Corp.		1,218,126	56,472,321
Tobacco	7.7%
Philip Morris International		801,939	66,881,713
TOTAL COMMON STOCKS (Cost $703,222,389)			827,094,274
TOTAL INVESTMENTS (Cost $703,222,389)	94.9%		827,094,274
NET OTHER ASSETS (LIABILITIES)	5.1%		44,550,028
NET ASSETS	100.0%		$871,644,302

(a)	Non-income producing security.

At September 30, 2014, the Fund’s investments were concentrated in the following countries:

Percentage
of Net Assets
United States(1)	82.3%
Switzerland	8.1
United Kingdom	4.5
TOTAL	94.9%

(1)
The Fund invests in the Belgian line of Anheuser-Busch InBev (ABI). However, consistent with the terms set out in the prospectus, the Fund defines ABI as a US Equity as its principal place of business is in the US.

See notes to financial statements.

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ADVISERS INVESTMENT TRUST
STATEMENT OF ASSETS & LIABILITIES
September 30, 2014

Independent Franchise Partners
US Equity Fund
Assets:
Investments, at value (Cost: $703,222,389)	$827,094,274
Cash	77,894,865
Foreign currency (Cost: $6,006)	5,921
Receivable for dividends	1,511,681
Reclaims receivable	800,708
Prepaid expenses	11,996
Total Assets	907,319,445
Liabilities:
Securities purchased payable	34,980,471
Investment advisory fees payable	451,899
Accounting and Administration fees payable	124,174
Regulatory and Compliance fees payable	55,679
Risk Officer fees payable	8,000
Accrued expenses and other payable	54,920
Total Liabilities	35,675,143
Net Assets	$871,644,302

Net Assets	$871,644,302
Shares of common stock outstanding	59,489,368
Net asset value per share	$14.65

Net Assets:
Paid in capital	$723,908,632
Accumulated net investment income	7,911,196
Accumulated net realized gains	16,011,944
Unrealized appreciation (depreciation)	123,812,530
Net Assets	$871,644,302

See notes to financial statements.

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ADVISERS INVESTMENT TRUST
STATEMENT OF OPERATIONS
For the year ended September 30, 2014

Independent Franchise Partners
US Equity Fund
Investment Income:
Dividend income (Net of foreign withholding tax of $372,860)	$15,306,656
Total investment income	15,306,656
Operating expenses:
Investment advisory	4,336,275
Accounting and Administration	469,187
Regulatory and Compliance	204,753
Risk Officer	8,000
Insurance	38,978
Trustees	21,041
Legal	39,074
Registration	29,358
Other	46,676
Total expenses	5,193,342
Net investment income	10,113,314
Realized and Unrealized Gains (Losses) From Investment Activities:
Net realized gains from investment transactions	17,666,660
Net realized gains from foreign currency transactions	14,410
Change in unrealized appreciation (depreciation) on investments	60,424,646
Change in unrealized appreciation (depreciation) on foreign currency	(85,181)
Net realized and unrealized gains (losses) from investment activities	78,020,535
Change in Net Assets Resulting from Operations	$88,133,849

See notes to financial statements.

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ADVISERS INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended September 30

	Independent Franchise Partners
	US Equity Fund
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$10,113,314	$7,898,703
Net realized gains from investment and foreign currency transactions	17,681,070	6,137,083
Change in unrealized appreciation (depreciation) on investments and foreign currency	60,339,465	50,365,324
Change in net assets resulting from operations	88,133,849	64,401,110
Dividends paid to shareholders:
From net investment income	(8,358,015)	(3,300,001)
From net realized gains	(7,648,294)	(176,370)
Total dividends paid to shareholders	(16,006,309)	(3,476,371)
Capital Transactions:
Proceeds from sale of shares	298,450,000	316,426,511
Value of shares issued to shareholders in reinvestment of dividends	13,273,672	2,999,207
Value of shares redeemed	(94,224,419)	(14,373,956)
Change in net assets from capital transactions	217,499,253	305,051,762
Change in net assets	289,626,793	365,976,501
Net Assets:
Beginning of period	582,017,509	216,041,008
End of period	$871,644,302	$582,017,509
Accumulated net investment income	$7,911,196	$6,141,487

Share Transactions:
Sold	20,574,548	26,578,440
Reinvested	978,884	264,015
Redeemed	(6,747,741)	(1,142,859)
Change	14,805,691	25,699,596

See notes to financial statements.

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ADVISERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS
For the years ended September 30, 2014 and 2013,
and the period December 20, 2011 (commencement of operations) to September 30, 2012

	Independent Franchise Partners
	US Equity Fund
	2014	2013	2012
Net asset value, beginning of period	$13.03	$11.38	$10.00

Income (loss) from operations:
Net investment income	0.18	0.21	0.08
Net realized and unrealized gains (losses) from investments	1.80	1.60	1.30
Total from investment operations	1.98	1.81	1.38

Less distributions paid:
From net investment income	(0.19)	(0.15)	—
From net realized gains on investments	(0.17)	(0.01)	—
Total distributions paid	(0.36)	(0.16)	—
Increase from redemption fees(a)	—	—	—
Change in net asset value	1.62	1.65	1.38
Net asset value, end of period	$14.65	$13.03	$11.38
Total return(b)	15.37%	16.08%	13.80%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$871,644	$582,018	$216,041
Ratio of net expenses to average net assets	0.81%	0.84%	0.85	%(c)
Ratio of net investment income to average net assets	1.59%	1.89%	1.78	%(c)
Ratio of gross expenses to average net assets(d)	0.81%	0.85%	1.20	%(c)
Portfolio turnover rate(b)	28.64%	20.70%	13.59%

(a)	Redemption fees were less than $0.005 per share.
(b)	Not annualized for periods less than one year. Total return excludes redemption fees.
(c)	Annualized for periods less than one year.
(d)	During the periods shown, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

15

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND NOTES TO FINANCIAL STATEMENTS September 30, 2014

The Advisers Investment Trust (the “Trust”) is an open-end registered investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated March 1, 2011 (the “Trust Agreement”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services-Investment Companies”. The Trust commenced operations on December 20, 2011. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The Independent Franchise Partners US Equity Fund (the “IFP US Equity Fund” or “Fund”) is a series of the Trust. These financial statements and notes only relate to the IFP US Equity Fund.

The Fund is a non-diversified fund, meaning it may invest in a smaller number of companies than a diversified fund, and seeks to achieve an attractive long-term rate of return.

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

A.	Significant accounting policies are as follows:

INVESTMENT VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

● Level 1 —quoted prices in active markets for identical assets

● Level 2 —other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

● Level 3 —significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities are valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 pm EST, each business day on which the share price of the Fund is calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end

16

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND NOTES TO FINANCIAL STATEMENTS September 30, 2014

registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

When the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), the Fund’s Fair Value Committee may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision of the Trustees. In addition, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. The Fund identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party pricing service to fair value its’ international equity securities.

In the fair value situations as noted above, while the Trust’s valuation policy is intended to result in a calculation of the Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of September 30, 2014 in valuing the Fund’s investments based upon the three fair value levels defined above:

Portfolio	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
IFP US Equity Fund
Common Stocks(1)	$827,094,274	$—	$—	$827,094,274
Total Investments	$827,094,274	$—	$—	$827,094,274

(1)	See investment industries in the Schedule of Investments.

17

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2014

As of September 30, 2014, there were no Level 2 or Level 3 securities held by the Fund. The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the year ended September 30, 2014.

CURRENCY TRANSACTIONS

The Fund may engage in spot currency transactions for the purpose of foreign security settlement and operational processes. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. At financial reporting period ends, investments are reported as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income as dividends to shareholders on an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital etc), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

REDEMPTION FEES

The Fund will charge a redemption fee of 0.25% of the total redemption amount if you sell your shares, regardless of the length of time you have held your shares and subject to certain exceptions and limitations described in the prospectus. The redemption fee is paid directly to the Fund and is intended to encourage long-term investment in the Fund, to facilitate portfolio management and to avoid (or compensate the Fund for the impact of) transaction and other Fund expenses incurred as a result of shareholder redemptions. Redemption fees charged for the year were $221,209 and are reflected within the capital activity of the Fund.

18

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2014

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as the Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

As of September 30, 2014, the Fund did not have uncertain tax positions that would require financial statement recognition or disclosure based on an evaluation of all open tax years for all major tax jurisdictions. The Fund’s federal tax returns filed for the tax years ended September 30, 2012 and September 30, 2013 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Fund will be recorded as interest expense on the Statement of Operations.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

B.	Fees and Transactions with Affiliates and Other Parties

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Agreement”) with Independent Franchise Partners, LLP (the “Adviser”) to provide investment management services to the Fund. Under the terms of the Agreement, the Fund pays the Adviser a monthly fee based on the Fund’s daily net assets at the following annualized rates:

Advisor’s Assets Under Management (1)	Scale Discount for Assets in each Range (1)	Annualized Rate (1)	Effective Overall Annual Fee (1)
First $1 billion	—	0.88%	0.88%
$1 - 2 billion	0.10%	0.78%	at $2 billion - 0.83%
$2 - 3 billion	0.20%	0.68%	at $3 billion - 0.78%
$3 - 4 billion	0.30%	0.58%	at $4 billion - 0.73%
$4 - 5 billion	0.40%	0.48%	at $5 billion - 0.68%
Above $5 billion	—	—	0.68%

(1)
The Adviser’s total assets under management at the end of each calendar quarter are used to calculate the effective annual fee to be applied during the next calendar quarter. During the year ended September 30, 2014, the effective annualized rate was 0.68% given the Adviser’s total assets under management were in excess of $5 billion during the period.

19

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2014

BHIL Distributors, Inc. (“Distributor”) provides distribution services to the Fund pursuant to a distribution agreement with the Trust. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. The Adviser, at its own expense, pays the Distributor an annual $5,000 fee for these services and reimbursement for certain expenses incurred on behalf of the Fund.

The Northern Trust Company (“Northern Trust”) serves as the financial administrator, transfer agent, custodian and fund accounting agent for the Fund pursuant to written agreements between the Fund and Northern Trust. The Fund has agreed to pay Northern Trust a tiered basis-point fee based on the Fund’s daily net assets, subject to a minimum annual fee of $150,000 relating to these services, and reimburse for certain expenses incurred on behalf of the Fund. Total fees paid to Northern Trust pursuant to these agreements are reflected as “Accounting and Administration” fees on the Statement of Operations.

Beacon Hill Fund Services, Inc. (“Beacon Hill”) provides Compliance Services, Financial Control Services and Business Management and Governance Services for the Fund pursuant to written agreements between the Fund and Beacon Hill, including providing the President, Treasurer, Chief Compliance Officer and Secretary to the Fund and performing certain regulatory administrative services. Prior to July 1, 2014, the Fund paid Beacon Hill a tiered basis-point fee based on the Fund’s daily net assets and certain annual fees, subject to an overall minimum annual fee of $100,000 for these services, and reimbursed for certain expenses incurred on behalf of the Fund. Effective July 1, 2014, the Fund pays Beacon Hill a tiered basis-point fee only and reimburses for certain expenses incurred on behalf of the Fund. Total fees paid to Beacon Hill pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statement of Operations.

Carne Global Financial Services (US) LLC (“Carne”) provides Risk Management and Oversight Services for the Fund pursuant to a written agreement between the Fund and Carne, including providing the Risk Officer to the Fund to administer the fund risk program and oversee the analysis of investment performance and performance of service providers. The Fund has agreed to pay Carne an annual fee of $30,000 for these services, and reimburse for certain expenses incurred on behalf of the Fund. Total fees paid to Carne pursuant to these agreements are reflected as “Risk Officer” fees on the Statement of Operations.

Certain officers and Trustees of the Trust are affiliated with Beacon Hill, Northern Trust, Carne or the Distributor and receive no compensation directly from the Fund for serving in their respective roles. Prior to April 1, 2014, the Trust paid each Independent Trustee compensation for their services based on annual retainer of $15,000 and reimbursement for certain expenses. Effective April 1, 2014, the Trust pays each Independent Trustee compensation for their services based on an annual retainer of $22,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply.

The Adviser has contractually agreed to waive fees or reimburse expenses to the extent necessary to limit total annual fund operating expenses (exclusive of brokerage costs, interest, taxes, dividends on short positions, litigation and indemnification expenses, expenses associated with investments in underlying investment companies and extraordinary expenses) to 0.85% of the average daily net assets of the Fund. For the year ended September 30, 2014, there were no expenses reduced by the Advisor. The current agreement with the Adviser to waive fees and/or reimburse expenses cannot be terminated prior to January 30, 2015, at which time the Adviser will determine whether to renew or revise the agreement. Any fees waived or expenses reimbursed during a fiscal year are not subject to repayment from the Fund to the Adviser in subsequent fiscal years.

20

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2014

C.	Investment Transactions

For the year ended September 30, 2014, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund were as follows:

Cost of Purchases	Proceeds from Sales
$369,266,944	$176,096,325

D.	Federal Income Tax

The tax characteristics of distributions paid to shareholders during the years ended September 30, 2014 and September 30, 2013 for the Fund were as follows:

	Distributions paid from Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
2014	$13,257,795	$2,748,514	$16,006,309	$—	$16,006,309
2013	3,476,371	—	3,476,371	—	3,476,371

As of September 30, 2014, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
IFP US Equity Fund	$704,324,821	$126,823,180	$(4,053,727)	$122,769,453

As of September 30, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation	Total Accumulated Earnings
IFP US Equity Fund	$15,667,637	$9,357,935	$25,025,572	$—	$—	$122,710,098	$147,735,670

At September 30, 2014, the Fund had no capital loss carry-forwards available to offset future net capital gains.

21

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
September 30, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Advisers Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Independent Franchise Partners US Equity Fund (one of the portfolios included in Advisers Investment Trust, hereafter referred to as the “Fund”) at September 30, 2014 , the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
November 24, 2014

22

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
ADDITIONAL INFORMATION
September 30, 2014 (Unaudited)

A.	Other Federal Tax Information

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2014 are designated as “qualified dividend Income”, as defined in the Act, subject to reduced tax rates in 2014:

Fund	QDI Percentage
IFP US Equity Fund	61.87%

A percentage of the dividends distributed during the fiscal year for the Fund qualifies for the dividends-received deduction for corporate shareholders:

Corporate
Fund	DRD Percentage
IFP US Equity Fund	45.45%

B.	Summary of Fund Holdings

Market Exposure		Largest Equity Positions
Equity Securities	% of Net Assets	Issuer	% of Net Assets
Pharmaceuticals	22.2%	Philip Morris International	7.7%
Food Products	13.6	Accenture PLC	6.8
Household Products	8.7	Microsoft Corp	6.5
Tobacco	7.7	Proctor & Gamble	5.7
Diversified Consumer Services	7.3	Johnson & Johnson	5.6
Beverages	7.2	Total	32.3%
IT Services	6.8
Software	6.5
Computers & Peripherals	5.2
Health Care Equipment & Supplies	4.0
Internet Software & Services	3.3
Media	2.4
Total	94.9%

23

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
ADDITIONAL INFORMATION
September 30, 2014 (Unaudited)

C.	Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2014 and held for the entire period through September 30, 2014.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Expense	Beginning Account Value	Ending Account Value	* Expenses Paid
	Ratio	4/1/2014	9/30/2014	4/1/14-9/30/14
Actual	0.82%	$1,000.00	$1,057.80	$4.23
Hypothetical	0.82%	$1,000.00	$1,020.96	$4.15

* Expenses are calculated using the annualized expense ratio as disclosed in the table multiplied by the average account value for the period multiplied by the number of days in the most recent half fiscal year (183) and divided by the number of days in the current year (365).

D.	Board Approval of Investment Advisory Agreement

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Advisory Agreement between Advisers Investment Trust (the “Trust”) and Independent Franchise Partners, LLP (the “Adviser”) with respect to the Independent Franchise Partners US Equity Fund (the “IFP Fund”) be approved and renewed, at least annually, by a majority the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the IFP Fund or of the Adviser (“Independent Trustees”). It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Investment Advisory Agreement to determine whether the agreement is fair to the IFP Fund and its shareholders. The Board considered the Investment Advisory Agreement at an in-person meeting held on June 10, 2014.

24

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
ADDITIONAL INFORMATION
September 30, 2014 (Unaudited)

The Board requested, and the Adviser provided, information and data relating to: (i) the investment performance of the IFP Fund (ii) the nature, extent and quality of the services provided by the Adviser to the IFP Fund; (iii) the cost of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the IFP Fund; (iv) the extent to which economies of scale will be realized as the IFP Fund grows; (v) whether the fee levels will reflect these economies of scale to the benefit of IFP Fund’s shareholders; (vi) the advisory fees paid by other comparable accounts advised by the Adviser or by a different investment adviser (the “Peer Group”); (vii) the IFP Fund’s expense ratios and the expense ratios of funds in the Peer Group; and (viii) the effect of any fee waivers and expense reimbursements made by the Adviser and other service providers.

The Trustees turned their attention to the materials regarding the IFP Fund supplied by the Adviser. The Board first gave careful consideration to the nature, extent and quality of the services provided by the Adviser. A representative of the Adviser reviewed the organizational structure of the Adviser and discussed the background and experience of the Adviser’s members and employees. A representative of the Adviser discussed certain changes to the partnership structure at the Adviser, but stated that these changes would not result in a change to the portfolio management team currently responsible for managing the IFP Fund. He noted that there have been no changes to the investment team since inception of the IFP Fund. A representative of the Adviser also discussed the Adviser’s investment philosophy and its portfolio construction process, noting that a copy of the Adviser’s Form ADV and Code of Ethics were included in the Board materials. A representative of the Adviser noted that the Adviser has not been a party to any litigation or regulatory actions during the last year, and further noted that the Adviser participated in a mock SEC exam conducted by a third party service provider, and no issues were noted in connection with the exam. Taking into account the personnel involved in servicing the IFP Fund, as well as those materials and services described above, the Board expressed satisfaction with the quality of the services received from the Adviser.

The Board reviewed the IFP Fund’s performance from inception through March 31, 2014, comparing the performance to the Russell 1000 Value Index. The Board noted that the IFP Fund underperformed as compared to both the index and its Peer Group for the three-month, year-to-date, one-year and since-inception periods. A representative of the Adviser noted that the IFP Fund had positive returns for each performance period and stated that the IFP Fund tends to underperform relative to its Peer Group in a rising market because of its holdings in high quality, non-financial companies, but tends to outperform the Peer Group in a falling market for the same reason. A representative of the Adviser discussed the Adviser’s adherence to the IFP Fund’s strategy, emphasizing the increased average free cash flow yield and attention to quality. The Trustees reviewed the IFP Fund’s performance as compared to the Peer Group, noting that the IFP Fund’s performance was within the range of the Peer Group for each period reported.

The Board then turned to a review of the advisory fee paid by the IFP Fund and the total operating expenses of the IFP Fund. A representative of the Adviser noted that the Adviser receives a management fee of 0.68% of average daily net assets, well below the maximum contractual rate of 0.88% of average daily net assets. The Trustees noted that the IFP Fund shareholders realize a substantial benefit from breakpoints in place that take into account the total assets under management at the Adviser and are not limited to only those assets in the IFP Fund. A representative of the Adviser reminded the Trustees that so long as total assets under management for IFP’s global and US franchise strategies remain over $5 billion, the IFP Fund’s advisory fee will be 0.68%. The Board reviewed the investment advisory fees paid by the Peer Group, noting that the IFP Fund’s management fee was below the average for the Peer Group of 0.74%, and significantly lower than 1.00%, the highest fee in the Peer Group.

Turning to total operating expenses, the Board noted that the Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to limit the IFP Fund’s total annual operating expenses (exclusive of brokerage costs, interest, taxes, litigation and indemnification expenses, expenses associated with investments in

25

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
ADDITIONAL INFORMATION
September 30, 2014 (Unaudited)

underlying investment companies, and extraordinary expenses) to 0.85% of average daily net assets. A representative of the Adviser reported that this agreement to waive fees and/or reimburse expenses cannot be terminated prior to January 30, 2015, at which time the Adviser will determine whether to renew or revise the agreement. A representative of the Adviser said that the IFP Fund’s total annual operating expenses were near the bottom of the range of the Peer Group, which averages 0.93% and are as high as 1.33% for certain classes of funds in the Peer Group. After considering the comparative data as described above, and the proposed renewal of the Expense Limitation Agreement, the Board concluded that the advisory fees and expense ratios were reasonable.

Next, in reviewing the profits realized by the Adviser, the Board reviewed the Adviser’s audited financial statements for the calendar year 2012, revenues and expenses as of December 31, 2013, and indicative operating margin realized on the IFP Fund. The Board noted that the Adviser’s relationship with the IFP Fund was profitable even though the Adviser was operating under an Expense Limitation Agreement with the Trust and investors in the IFP Fund benefited from the Adviser’s scaled discount fee schedule, which was discussed earlier. A representative of the Adviser confirmed that other than the advisory fee, the Adviser derives no other fees from the IFP Fund.

In reaching its conclusions, with respect to the IFP Fund discussed above, the Board did not identify any single controlling factor. Rather, the Board noted that a combination of factors influenced its decision-making process. Based upon its review of the factors discussed above and any other factors deemed relevant, the Board, including a majority of the Independent Trustees, determined that the Investment Advisory Agreement was fair and reasonable, that the Adviser’s fees are reasonable in light of the services provided to the IFP Fund and the benefits received by the Adviser, and that approval of the Investment Advisory Agreement would be in the best interests of the IFP Fund and its shareholders.

E.	Other Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by writing to the Trust at Independent Franchise Partners Funds c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Trust at 855-233-0437; and (ii) on the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, by calling the Trust at 855-233-0437; and (ii) on the Commission’s website at www.sec.gov.

The Fund files a complete Schedule of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q and is available without charge on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

26

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
ADDITIONAL INFORMATION
September 30, 2014 (Unaudited)

F.	Trustees and Officers

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Year of Birth1	Position(s) Held with the Trust2	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee 2	Other Directorships Held by Trustee During Past 5 Years
D’Ray Moore Rice Year of Birth: 1959	Trustee	Indefinite/July 2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present	10	Diamond Hill Funds
Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July 2011 to present	President, Vadar Capital LLC, 2008 to present; Director, First Franklin Corp. 2009 to 2011	10	First Franklin Corp.
Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/July 2011 to present	Retired; President and CEO of the Ohio Bankers League 1991 to 2013; Independent Trustee, Boston Trust & Walden Funds 1992 to present; Independent Trustee, Coventry Funds Trust 1997 to 2013	10	Boston Trust & Walden Funds and Coventry Funds Trust

1	The mailing address of each Trustee is 4041 North High Street, Suite 402, Columbus, OH 43214.
2	The Trust consists of the various series of Advisers Investment Trust.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

27

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
ADDITIONAL INFORMATION
September 30, 2014 (Unaudited)

Name, Address and Year of Birth1	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee2	Other Directorships Held by Trustee During Past 5 Years
Dina A. Tantra Year of Birth: 1969	Trustee and President	Indefinite/ September 2012 to present	Director, Secretary and General Counsel, Beacon Hill Fund Services, Inc., 2008-present; Secretary, General Counsel and Chief Compliance Officer, BHIL Distributors, Inc., 2008-present	10	None
Peter B. Cherecwich Year of Birth: 1964	Trustee	Indefinite/ May 2013 to present	Executive Vice President of The Northern Trust Company, 2008 to present	10	None
Scott Craven Jones Year of Birth: 1962	Risk Officer	Indefinite/July 2014 to present
Director, JOHCM (USA) Inc., June 2014 to present; Director, Carne Global Financial Services, Inc., 2013 to present; Adviser, Wanzenburg Partners LLC, 2012-2013; Chief Operating Officer and Chief Financial Officer, Aurora Investment Management, 2010 - 2012
				N/A	N/A
Rodney Ruehle Year of Birth: 1968	Chief Compliance Officer	Indefinite/July 2011 to present
Director, Beacon Hill Fund Services, Inc. 2008 to present; Chief Compliance Officer, Asset Management Funds, November 2009 to present; Chief Compliance Officer of Tributary Funds, Inc., December 2009 to present; Chief Compliance Officer, Penn Series Funds, Inc., February 2012 to present
				N/A	N/A

28

ADVISERS INVESTMENT TRUST
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
ADDITIONAL INFORMATION
September 30, 2014 (Unaudited)

Name, Address and Year of Birth1	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee2	Other Directorships Held by Trustee During Past 5 Years
Troy Sheets Year of Birth: 1971	Treasurer	Indefinite/ July 2011 to present	Director, Beacon Hill Fund Services, Inc. 2009 to present	N/A	N/A
Trent Statczar Year of Birth: 1971	Assistant Treasurer	Indefinite/July 2011 to present	Director, Beacon Hill Fund Services Inc. 2008 to present	N/A	N/A
Dana Gentile Year of Birth: 1962	Assistant Secretary	Indefinite/ June 2013 to present	Director, Beacon Hill Fund Services, Inc. 2013 to present; Senior Vice President, Citi Fund Services 1987-2013	N/A	N/A
Lori K. Cramer Year of Birth: 1967	Assistant Secretary	Indefinite/ July 2014 to present	Director, Beacon Hill Fund Services, 2014 to present; Paralegal, Nationwide Financial Services, Inc., 2002 to 2014	N/A	N/A
Barbara J. Nelligan Year of Birth: 1969	Vice President	Indefinite/ December 2012 to present	Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 1991 to present	N/A	N/A

1	The mailing address of each officer is 4041 North High Street, Suite 402, Columbus, OH 43214.
2	The Trust consists of the various series of Advisers Investment Trust.

The Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 855-233-0437.

29

Independent Franchise Partners US Equity Fund
Privacy Policy

SAFEGUARDING PRIVACY

We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Advisers Investment Trust.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

●	Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information);

●	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

●	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into a confidentiality agreements regarding the information.

INFORMATION WE MAY SHARE WITH AFFILIATES

If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.

We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.

We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.

We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and every year that you are a customer of the Advisers Investment Trust or anytime we make a material change to our privacy policy.

THIS PAGE INTENTIONALLY LEFT BLANK

Investment Adviser
Independent Franchise Partners, LLP
Level 1, 10 Portman Square
London, W1H 6AZ
United Kingdom

Custodian
The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, Illinois 60606

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, Ohio 43215-6101

Distributor
BHIL Distributors, Inc.
4041 N. High Street, Suite 402
Columbus, Ohio 43214

For Additional Information, call
855-233-0437 or 312-557-7902

AIT GLOBAL EMERGING MARKETS
OPPORTUNITY FUND

ANNUAL REPORT

September 30, 2014

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST
AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND

September 30, 2014

ADVISERS INVESTMENT TRUST
AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND
PORTFOLIO COMMENTARY (Unaudited)
September 30, 2014

Performance Update
Value of a hypothetical $1,000,000 investment in the Fund Class I shares from inception on May 22, 2013 to September 30, 2014

Average Annual Total Returns as of September 30, 2014

	One Year	Since Inception
AIT Global Emerging Markets Opportunity Fund – Class I	8.32%	-1.05%
MSCI Emerging Markets Index	4.30%	-0.34%

The Fund’s Class I Total Annual Operating Expense, as per the most recent Prospectus, is 1.00%.

Data as at September 30, 2014.  The Inception date of the Fund is May 22, 2013. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.  The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-252-5393 or 312-630-6583.

The Fund’s benchmark for performance comparison purposes is the MSCI Emerging Markets Index. The Index is an unmanaged index based on share prices of a select group of global emerging market stocks that are available to global investors. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction

1

ADVISERS INVESTMENT TRUST
AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND PORTFOLIO COMMENTARY (Unaudited)
September 30, 2014

costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

Portfolio Commentary

For the one-year period ending September 30, 2014, the AIT Global Emerging Markets Opportunity Fund outperformed its benchmark, the MSCI Emerging Markets Index. On the sector level, the Financials sector was the top contributor to returns, driven by stock selection. Our underweight exposure to the poor performing Energy sector also contributed to returns. Our underweight to Information Technology detracted from performance as the sector outperformed the benchmark. Our stock selection in the Consumer Discretionary sector also detracted from performance.

Leading contributors to Fund absolute performance during the period were HDFC Bank, Housing Development Finance Corporation, Sun Pharmaceuticals, British American Tobacco, and SABMiller.

HDFC Bank benefited from the strong recovery in the Indian stock market, as investors are convinced that the newly elected reform-focused government of Narendra Modi will help transform the Indian economy for the better. In addition, the company continues to grow its earnings at a fast pace. HDFC Bank is a high-quality Indian private sector bank which has been a cornerstone investment in the portfolio for many years. It is the largest privately owned retail bank in India with a network of 3,403 branches nationwide. The bank has delivered solid growth while maintaining high credit and underwriting standards. HDFC Bank has a strong deposit franchise and powerful technology backbone that has allowed it to grow earnings per share at a compound annual growth rate of 26% over the past 10 years in U.S. dollar terms.

Housing Development Finance Corporation, like HDFC Bank, was a beneficiary of optimism surrounding Narendra Modi and strong business performance. HDFC is well placed for long-term growth as it is the leader in mortgage lending in India, with margins supported by industry-leading low costs from both efficient operations and low borrowing costs due to its excellent credit history. The company has been around since 1977 and is usually considered a standard in terms of corporate governance and risk management. The business should benefit from better macro, but the underpinnings were strong irrespective of who is running the government.

Sun Pharmaceuticals has continued to deliver on all fronts. Sun’s domestic Indian business continues to outgrow its branded generic peers, and its U.S. subsidiary, Taro, has been able to put through price increases on the products that have limited competition. The stock’s performance was further helped by the market pricing in the expected synergies from the pending Ranbaxy acquisition. Sun is a leading branded generics company in India. We particularly like Sun’s leading market position in India’s fast-growing chronic disease segments, such as neuro/CNS. Sun also has a strong pipeline of filings in the U.S. (its other key market), where it is focused on niche market opportunities. In our opinion, Sun has the best management and the strongest record of execution of all the Indian pharma companies.

British American Tobacco’s performance can be attributed to several factors. Firstly, its subsidiary, Reynolds American, is in advanced talks to buy Lorillard, which would be accretive to British American Tobacco. Secondly, the stock has been rebounding this year after getting pushed down in 2013 due to fears about emerging market currencies. We remain confident on the long-term investment value of British American Tobacco. It is one of the world’s largest tobacco companies with market leadership in more than 50 of the 180 markets in which it operates. Nearly 60% of the company’s revenue and over 70% of volumes are generated from emerging markets. It has great global brands including Dunhill, Kent, Lucky Strike, Pall

2

ADVISERS INVESTMENT TRUST
AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND
PORTFOLIO COMMENTARY (Unaudited)
September 30, 2014

Mall and Rothmans. The company should be able to deliver consistent high single digit earnings growth in constant currencies as it has strong pricing power, and opportunities to increase margins through cost saves, while paying a very hefty dividend.

SABMiller reported better-than-expected fiscal year 2014 earnings, supported by strength in Latin America and Africa and newly announced cost saving initiatives. In addition, there were ongoing rumors of a possible acquisition by Anheuser-Busch Inbev. While we do not invest based on rumors of possible buyouts, the news helped push the stock up. The stock’s rebound was also driven by a reversal of the fear of emerging markets and their associated currencies that dominated the second half of last year. Longer term, SABMiller’s business prospects are robust. It is the second largest brewer in the world, but of the international brewers, the one with the largest exposure to fast growing emerging markets. This gives the company the longest runway for organic growth, and we believe SABMiller’s management will be able to exploit it. Growth will come from increased per capita consumption with rising discretionary income in many of its markets as well as pricing and a mix to more premium beer.

Leading detractors from Fund absolute performance during the period were Galaxy Entertainment, Souza Cruz, Yandex, Sands China and Ambev.

Sands China and Galaxy Entertainment, as well as other Macau-exposed gaming stocks, have been weak following poor monthly gross gaming revenue (GGR) numbers in the market. This slowdown does not surprise us and, we believe, was to be expected. The weak share price reactions do not surprise us either, given the market’s historical nature to be very short-term focused when it comes to the monthly GGR numbers in Macau.  While the VIP business in the market has continued to show contractions year over year, the mass market—the portion of the market to which our holdings are more exposed and that is at the core of our long-term investment thesis for the gaming stocks in which we invest—has continued to grow at a healthy double-digit rate. It is inevitable that the market in Macau will continue to slow: year over year comps are very challenging given the blistering pace of growth over the last couple of years. And, equally important, in the near term there is no new major supply coming on stream in the market, which makes incremental growth even more challenging. We are highly confident, however, given the projects currently in progress in Macau, particularly by Sands and Galaxy, that new supply will begin to come online in mid-to-late 2015 and once again reinvigorate market growth, and most critically, the mass market growth.

While the ongoing corruption crackdown in China has certainly had some impact on demand, we continue to reiterate our view that the current slowdown is more cyclical and temporary in nature and not a permanent structural change. Important indicators that bolster our view, particularly with respect to the mass market, are that hotel occupancy rates continue to run in the high 90% range, and table betting minimums continue to be on average in the high $200 range. These facts, in our view, point to a more supply-constrained market, which is why we believe, as blocks of new hotel rooms and gaming tables are added into the market beginning in mid-2015, the overall market and our names disproportionately should begin to reaccelerate their growth rates.

We believe that both stocks were inexpensive to begin with, before the sell-off of the last six months, and are now entering “cheap” territory. With a forward P/E multiple around 13x and a dividend yield of 6% for Sands China, and 14x and 2%, respectively, for Galaxy, this is a highly predictable growth story with an increased cash return profile down the line, in our opinion.

3

ADVISERS INVESTMENT TRUST
AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND
PORTFOLIO COMMENTARY (Unaudited)
September 30, 2014

Souza Cruz reported weaker-than-expected sales and profits for second quarter 2014 due primarily to lower cigarette margins and lower tobacco export volumes. Souza Cruz is Brazil’s dominant tobacco company. The company has strong pricing power, with historical price increases several percentage points over inflation, with little effect on volumes. The company has zero net debt and pays out nearly 100% of earnings as a dividend. It is 75% owned by British American Tobacco, which gives the company access to best practices and international brands that are increasingly being bought by upwardly striving consumers.

Yandex has reported good results but the stock has come under pressure due to recent political events, which are unrelated to Yandex’s business. Yandex operates the leading Internet search engine in Russia. The company also offers a range of other services including Yandex.News, Yandex.Market and Yandex.Mail. More recently, the company has been innovating towards real-time searches and predictive searching technologies. Yandex is currently making its first foray outside of Russia and the CIS region by operating in Turkey.

Ambev

Ambev reported weaker-than-expected second quarter 2014 results, due to weak pricing for Brazil beer, higher costs and a slowdown in Argentina. Ambev is the dominant Brazilian brewer and has a strong presence in non-alcoholic beverages. It also has high market share in other Latin American countries as well as Canada. It has very high margins, which continue to improve. The company generates lots of cash and pays out a hefty dividend and is not levered.

Thank you for your investment in the AIT Global Emerging Markets Opportunity Fund. We are confident that the earnings profiles of companies we seek will have the opportunity to leave us well- positioned to achieve our long-term performance goals. We continue to focus on underlying growth drivers, profitability and earnings potential, as we pursue our objective: outperformance over full market cycles. We appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Rajiv Jain
Chief Investment Officer
Portfolio Manager

Vontobel Asset Management, Inc.

4

ADVISERS INVESTMENT TRUST
AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND
PORTFOLIO COMMENTARY (Unaudited)
September 30, 2014

Performance Disclosure

Past performance is not indicative of future results. Any companies described in this commentary may or may not currently represent a position in our client portfolios. Also, any sector and industry weights described in the commentary may or may not have changed since the writing of this commentary. The information and methodology described in this commentary should not be construed as a recommendation to purchase or sell securities. Please contact a Vontobel representative for more information.

Any projections, forecasts or estimates contained in this commentary are based on a variety of estimates and assumptions. There can be no assurance that the estimates or assumptions made will prove accurate, and actual results may differ materially. The inclusion of projections or forecasts should not be regarded as an indication that Vontobel considers the projections or forecasts to be reliable predictors of future events, and they should not be relied upon as such.

In the event a company described in this commentary is a position in client portfolios, the securities identified and described do not represent all of the securities purchased, sold or recommended. The reader should not assume that an investment in any securities identified was or will be profitable or that investment recommendations or investment decisions we make in the future will be profitable.

For information about how contribution was calculated for any such securities, or to obtain a list showing the contribution of each holding to overall performance, please contact a Vontobel representative.

Risk Disclosure

Investors should note that investments in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. Smaller company stocks are more volatile and less liquid than larger, more established company securities. Emerging Markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity.

5

ADVISERS INVESTMENT TRUST AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND SCHEDULE OF INVESTMENTS September 30, 2014

	Percentage
	of Net
	Assets	Shares	Value
COMMON STOCKS	91.1%
Consumer Discretionary	8.2%
Galaxy Entertainment Group Ltd.		1,832,897	$10,645,879
Genting Malaysia Bhd.		6,690,700	8,525,263
Grupo Televisa S.A.B. - ADR		259,376	8,787,659
Matahari Department Store Tbk PT		3,197,000	4,256,982
Naspers Ltd. - Class N		109,523	12,085,363
Sands China Ltd.		3,840,699	20,032,365
Vipshop Holdings Ltd. - ADR(a)		20,327	3,842,006
Westlife Development Ltd.(a)		207,500	1,074,962
Zee Entertainment Enterprises Ltd.		579,400	2,947,191
			72,197,670
Consumer Staples	32.4%
AMBEV S.A. - ADR		4,237,166	27,753,437
British American Tobacco Malaysia Bhd.		225,900	4,854,732
British American Tobacco PLC		876,652	49,520,320
Coca-Cola Femsa S.A.B. de C.V. - ADR		17,701	1,782,845
Coca-Cola Icecek A.S.		79,181	1,709,493
Colgate-Palmolive India Ltd.		140,890	3,975,192
CP ALL PCL - REG		8,228,400	11,356,080
Dairy Farm International Holdings Ltd.		228,308	2,175,775
Fomento Economico Mexicano S.A.B. de C.V. - ADR		197,207	18,152,904
Hindustan Unilever Ltd.		1,759,802	21,256,676
ITC Ltd.		6,405,818	38,397,568
Nestle India Ltd.		52,159	5,040,784
Orion Corp.		5,745	4,763,682
President Chain Store Corp.		1,163,438	8,337,727
SABMiller PLC		517,677	28,772,706
Souza Cruz S.A.		1,400,073	11,268,078
Thai Beverage PCL		16,808,800	10,079,746
Tsingtao Brewery Co. Ltd. - Class H		833,135	5,933,452
Unilever Indonesia Tbk PT		3,163,893	8,257,021
Wal-Mart de Mexico S.A.B. de C.V. - Series V		8,851,104	22,255,447
			285,643,665
Energy	0.5%
Ultrapar Participacoes S.A.		225,205	4,766,774
Financials	22.9%
Axis Bank Ltd.		1,112,128	6,801,340
Bangkok Bank PCL - REG		1,502,510	9,730,982
Bank Central Asia Tbk PT		7,909,989	8,487,740

See notes to financial statements.

6

ADVISERS INVESTMENT TRUST AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND SCHEDULE OF INVESTMENTS September 30, 2014

	Percentage
	of Net
	Assets	Shares	Value
BB Seguridade Participacoes S.A.		557,283	$7,331,023
BM&FBovespa S.A.		2,033,168	9,294,720
DBS Group Holdings Ltd.		594,478	8,583,746
Fibra Uno Administracion S.A. de C.V.		1,854,120	6,103,320
Grupo BTG Pactual		293,776	3,870,606
Grupo Financiero Santander Mexico S.A.B. de C.V. - Class B - ADR		680,923	9,212,888
HDFC Bank Ltd. - ADR		664,117	30,934,570
Housing Development Finance Corp.		2,401,280	41,028,995
ICICI Bank Ltd.		68,972	1,600,952
Kasikornbank PCL - REG		1,156,900	8,384,626
Kotak Mahindra Bank Ltd.		451,705	7,409,688
Link REIT (The)		2,006,277	11,562,477
Malayan Banking Bhd.		3,726,793	11,315,000
Public Bank Bhd.		1,470,700	8,473,169
Remgro Ltd.		609,908	12,326,004
			202,451,846
Health Care	3.9%
Cipla Ltd.		1,253,976	12,726,557
Sun Pharmaceutical Industries Ltd.		1,536,482	21,326,898
			34,053,455
Industrials	1.0%
CCR S.A.		788,290	5,403,945
Havells India Ltd.		852,925	3,657,662
			9,061,607
Information Technology	12.1%
Alibaba Group Holding Ltd. - ADR(a)		16,351	1,452,786
Autohome, Inc. - ADR(a)		57,238	2,404,568
Baidu Inc. - ADR(a)		101,275	22,101,243
Bitauto Holdings Ltd. - ADR(a)		57,292	4,468,776
Cielo S.A.		1,096,406	17,916,961
HCL Technologies Ltd.		340,205	9,445,702
Mail.ru Group Ltd. - GDR - REG(a)		159,895	4,494,648
NetEase, Inc. - ADR		65,100	5,576,466
Tata Consultancy Services Ltd.		364,012	16,129,457
Tencent Holdings Ltd.		863,325	12,841,721
Yandex N.V. - Class A(a)		346,356	9,626,965
			106,459,293

See notes to financial statements.

7

ADVISERS INVESTMENT TRUST AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND SCHEDULE OF INVESTMENTS September 30, 2014

	Percentage
	of Net
	Assets	Shares	Value
Materials	2.7%
Asian Paints Ltd.		377,937	$3,852,497
Industrias Penoles S.A.B. de C.V.		446,514	10,211,924
Randgold Resources Ltd.		73,255	4,998,497
Randgold Resources Ltd. - ADR		72,870	4,925,283
			23,988,201
Telecommunication Services	4.4%
Advanced Info Service PCL - REG		1,377,400	9,557,903
MTN Group Ltd.		556,042	11,745,003
Telekomunikasi Indonesia Persero Tbk PT		72,376,008	17,314,408
			38,617,314
Utilities	3.0%
Power Assets Holdings Ltd.		2,661,629	23,531,791
Power Grid Corp. of India Ltd.		1,433,004	3,138,177
			26,669,968
TOTAL COMMON STOCKS (Cost $781,831,237)			803,909,793
PREFERRED STOCKS	3.3%
Financials	3.3%
Itau Unibanco Holding S.A. - ADR		1,251,387	17,369,251
Itausa - Investimentos Itau S.A.		3,096,033	11,725,146
			29,094,397
TOTAL PREFERRED STOCKS (Cost $29,299,317)			29,094,397
EQUITY-LINKED SECURITIES	0.0%
Consumer Discretionary	0.0%
Zee Entertainment Enterprises Ltd., Issued by CLSA Financial Products Ltd.		11,520,600	156,692
TOTAL EQUITY-LINKED SECURITIES (Cost $ — )			156,692

See notes to financial statements.

8

ADVISERS INVESTMENT TRUST AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND SCHEDULE OF INVESTMENTS September 30, 2014

	Percentage
	of Net
	Assets	Shares	Value
SHORT-TERM INVESTMENTS	5.7%
Northern Institutional
U.S. Government Select Portfolio, 0.01%		50,129,707	$50,129,707
TOTAL SHORT-TERM INVESTMENTS (Cost $50,129,707)			50,129,707
TOTAL INVESTMENTS
(Cost $861,260,261)	100.1%		883,290,589
NET OTHER ASSETS (LIABILITIES)	(0.1)%		(1,101,039)
NET ASSETS	100.0%		$882,189,550

(a)	Non-income producing security.

At September 30, 2014, the AIT Global Emerging Markets Opportunity Fund’s investments (excluding short-term investments) were domiciled in the following countries:

CONCENTRATION BY COUNTRY	% OF INVESTMENTS
India	27.7%
Brazil	14.0
United Kingdom	9.4
Mexico	9.2
China	7.0
Thailand	5.9
Hong Kong	5.8
Indonesia	4.6
South Africa	4.3
Malaysia	4.0
Macau	2.4
All other countries less than 2%	5.7
Total	100.0%

See notes to financial statements.

9

ADVISERS INVESTMENT TRUST STATEMENT OF ASSETS AND LIABILITIES September 30, 2014

AIT Global Emerging Markets
Opportunity Fund
Assets:
Investments, at value (Cost: $861,260,261)	$883,290,589
Cash	410
Foreign currency (Cost: $1,542,763)	1,542,578
Receivable for dividends	1,008,398
Receivable for investments sold	1,889,976
Receivable for capital shares sold	216,904
Prepaid expenses	12,005
Total Assets	887,960,860
Liabilities:
Securities purchased payable	3,078,500
Investment advisory fees payable	599,070
Accounting and Administration fees payable	271,275
Regulatory and Compliance fees payable	60,400
Capital gains tax payable	1,694,987
Accrued expenses and other payable	67,078
Total Liabilities	5,771,310

Net Assets	$882,189,550

Class I Shares:
Net assets	$882,189,550
Shares of common stock outstanding	90,083,774
Net asset value per share	$9.79

Net Assets:
Paid in capital	$871,714,745
Accumulated net investment income	8,318,911
Accumulated net realized losses	(18,208,015)
Unrealized appreciation (depreciation)	20,363,909
Net assets	$882,189,550

See notes to financial statements.

10

ADVISERS INVESTMENT TRUST STATEMENT OF OPERATIONS For the year ended September 30, 2014

AIT Global Emerging Markets
Opportunity Fund
Investment Income:
Interest income	$5,807
Dividend income (Net of foreign withholding tax of $637,869)	18,257,795
Total investment income	18,263,602
Operating expenses:
Investment advisory	6,041,239
Accounting and Administration	959,230
Regulatory and Compliance	211,025
Insurance	39,980
Trustees	21,041
Legal	23,342
Registration	58,558
Other	197,406
Total expenses	7,551,821
Net investment income	10,711,781
Realized and Unrealized Gains (Losses) from Investment Activities:
Net realized losses from investment transactions	(16,217,356)
Net realized losses from foreign currency transactions	(384,814)
Change in unrealized appreciation (depreciation) on investments	68,017,403
Change in unrealized appreciation (depreciation) on foreign currency	24,325
Net realized and unrealized gains (losses) from investment activities	51,439,558
Change in Net Assets Resulting from Operations	$62,151,339

See notes to financial statements.

11

ADVISERS INVESTMENT TRUST STATEMENTS OF CHANGES IN NET ASSETS For the year ended September 30, 2014 And for the period May 22, 2013 (commencement of operations) to September 30, 2013

	AIT Global Emerging Markets
	Opportunity Fund
	September 30,	September 30,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$10,711,781	$2,691,980
Net realized losses from investment and foreign currency transactions	(16,602,170)	(2,350,137)
Change in unrealized appreciation (depreciation) on investments and foreign currency	68,041,728	(47,677,819)
Change in net assets resulting from operations	62,151,339	(47,335,976)
Dividends paid to shareholders:
From net investment income	(4,421,004)	—
Total dividends paid to shareholders	(4,421,004)	—
Capital Transactions (Class I Shares):
Proceeds from sale of shares	246,814,100	674,049,301
Value of shares issued to shareholders in reinvestment of dividends	4,385,347	—
Value of shares redeemed	(42,478,739)	(10,979,818)
Change in net assets from capital transactions	208,720,708	663,069,483
Change in net assets	266,451,043	615,733,507
Net Assets:
Beginning of period	615,738,507	5,000 (a)
End of period	$882,189,550	$615,738,507
Accumulated net investment income	$8,318,911	$2,694,236

Share Transactions (Class I Shares):
Sold	26,521,914	68,936,182
Reinvested	493,845	—
Redeemed	(4,617,700)	(1,250,967)
Change	22,398,059	67,685,215

(a) There were no operations between the initial capitalization of the Fund on May 15, 2013 with $5,000 and the initial public investment and commencement of operations on May 22, 2013.

See notes to financial statements.

12

ADVISERS INVESTMENT TRUST
AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
For the year ended September 30, 2014
And for the period May 22, 2013 (commencement of operations) to September 30, 2013

	Class
	I Shares
	2014	2013
Net asset value, beginning of period	$9.10	$10.00
Income (loss) from operations:
Net investment income	0.12	0.04
Net realized and unrealized gains (losses) from investments	0.63	(0.94)
Total from investment operations	0.75	(0.90)
Less distributions paid:
From net investment income	(0.06)	—
Total distributions paid	(0.06)	—
Change in net asset value	0.69	(0.90)
Net asset value, end of period	$9.79	$9.10
Total return(a).	8.32%	(9.00%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$882,190	$615,739
Ratio of net expenses to average net assets(b)	1.00%	1.08%
Ratio of net investment income to average net assets(b)	1.42%	1.36%
Portfolio turnover rate(a)	43.44%	5.01%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.

See notes to financial statements.

13

ADVISERS INVESTMENT TRUST
AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2014

The Advisers Investment Trust (the “Trust”) is an open-end registered investment company established under the laws of Ohio by an Agreement and Declaration of Trust registered March 1, 2011 (the “Trust Agreement”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”. The Trust commenced operations on December 20, 2011. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The AIT Global Emerging Markets Opportunity Fund (the “Emerging Markets Fund” or the “Fund”) is a series of the Trust and commenced operations on May 22, 2013. The Fund is authorized to issue three classes of shares, however, only the Class I shares are currently being offered and have commenced operations. These financial statements and notes only relate to the Fund.

The Fund is a diversified fund and has an investment objective of providing capital appreciation.

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

A.	Significant accounting policies are as follows:

INVESTMENT VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

● Level 1 —quoted prices in active markets for identical assets

● Level 2 —other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

● Level 3 —significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 pm EST, each business day on which the share price of the Fund is calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will

14

ADVISERS INVESTMENT TRUST
AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2014

be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as a Level 1 in the fair value hierarchy.

Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

When the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), the Fund’s Fair Value Committee may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision of the Trustees. In addition, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. The Fund identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party pricing service to fair value its international equity securities.

In the fair value situations as noted above, while the Trust’s valuation policy is intended to result in a calculation of the Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

15

ADVISERS INVESTMENT TRUST
AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2014

The following is a summary of the valuation inputs used as of September 30, 2014 in valuing the Fund’s investments based upon the three fair value levels defined above:

			Level 3 -
		Level 2 - Other	Significant
	Level 1 - Quoted	Significant	Unobservable
Portfolio	Prices	Observable Inputs	Inputs	Total
Emerging Markets Fund
Common Stocks
Consumer Discretionary	$72,197,670	$—	$—	$72,197,670
Consumer Staples	274,287,585	11,356,080	—	285,643,665
Energy	4,766,774	—	—	4,766,774
Financials	194,067,220	8,384,626	—	202,451,846
Health Care	34,053,455	—	—	34,053,455
Industrials	9,061,607	—	—	9,061,607
Information Technology	106,459,293	—	—	106,459,293
Materials	23,988,201	—	—	23,988,201
Telecommunication Services	38,617,314	—	—	38,617,314
Utilities	26,669,968	—	—	26,669,968
Preferred Stock(1)	29,094,397	—	—	29,094,397
Equity-Linked Securities(1)	—	156,692	—	156,692
Short-Term Investments(1)	50,129,707	—	—	50,129,707
Total Investments	$863,393,191	$19,897,398	$—	$883,290,589

(1)	See investment industries in the Schedule of Investments

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At September 30, 2014, the Fund had transfers as follows:

	Transfers from Level 2 to Level 1
	Value	Reason
Common Stocks	$293,022,314	Foreign Equity valuation at unadjusted quoted market price

EQUITY-LINKED SECURITIES

The Fund may invest in equity-linked securities, also known as participation notes. The Fund may use these instruments as an alternate means to gain exposure to what is generally an emerging securities market, such as countries in which it does not have local trading accounts. These instruments represent interests in securities listed

16

ADVISERS INVESTMENT TRUST
AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2014

on certain foreign exchanges, and thus present similar risks to investing directly in such equity securities. These instruments are generally issued by the associates of foreign-based foreign brokerages and domestic institutional brokerages. Accordingly, the equity-linked securities also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments.

CURRENCY TRANSACTIONS

The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investment transactions on the Statements of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency transactions on the Statements of Operations.

The Fund may engage in spot currency transactions for the purpose of foreign security settlement and operational processes. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. At financial reporting period ends, investments are reported as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

17

ADVISERS INVESTMENT TRUST
AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2014

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income as dividends to shareholders on an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital, etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as distributions of capital.

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

As of September 30, 2014, the Fund did not have uncertain tax positions that would require financial statement recognition or disclosure based on an evaluation of all open tax years for all major tax jurisdictions. The Fund’s federal tax return filed for the tax year ended September 30, 2013 remains subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Fund will be recorded as interest expense on the Statement of Operations.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

CAPITAL GAIN TAXES

Investments in certain foreign securities may subject the Fund to capital gain taxes on the disposal of those securities. Any capital gains assessed will reduce the proceeds received on the sale and be reflected in net realized gain/loss on the transaction. The Fund estimates and accrues foreign capital gain taxes on certain investments held which impacts the amount of unrealized appreciation/depreciation on such investments. The Fund paid $281,288 in capital gain taxes during the year and, as of September 30, 2014, accrued $1,694,987 in estimated capital gain taxes based on the Fund’s current investments.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

18

ADVISERS INVESTMENT TRUST
AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2014

OTHER RISKS

Securities markets outside the United States (“U.S.”), while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices are more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. Other risks associated with investing in foreign securities include, among other things, imposition of exchange control regulation by the U.S. or foreign governments, U.S. and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, and economic or political instability in foreign nations. There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the U.S., and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies.

The Fund may invest in emerging market securities. Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, condition and stability of financial institutions, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, a Fund may face greater difficulties or restrictions with respect to investments made in emerging markets countries than in the U.S. Satisfactory custodial services may not be available in some emerging markets countries, which may result in a Fund incurring additional costs and delays in the trading and custody of such securities.

B.	Fees and Transactions with Affiliates and Other Parties

The Fund has entered into an Investment Advisory Agreement (the “Agreement”) with Vontobel Asset Management, Inc. (the “Adviser”) to provide investment advisory services to the Fund. Under the terms of the Agreement, the Fund pays the Adviser an annual fee based on the Fund’s daily net assets at a rate of 0.80%.

BHIL Distributors, Inc. (“Distributor”) provides distribution services to the Fund pursuant to a distribution agreement with the Trust. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. Currently, the Adviser, at its own expense, pays the Distributor $25,000 annually and certain variable fees and reimbursement for out-of-pocket expenses incurred on behalf of the Fund.

The Northern Trust Company (“Northern Trust”) serves as the financial administrator, transfer agent, custodian and fund accounting agent for the Fund pursuant to written agreements between the Fund and Northern Trust. The Fund has agreed to pay Northern Trust a tiered basis-point fee based on the Fund’s daily net assets, and certain per account and transaction charges. The total fee is subject to a minimum annual fee of $125,000 relating to these services, and reimbursement for certain expenses incurred on behalf of the Fund. Total fees paid to Northern Trust pursuant to these agreements are reflected as “Accounting and Administration” fees on the Statement of Operations.

19

ADVISERS INVESTMENT TRUST
AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2014

Beacon Hill Fund Services, Inc. (“Beacon Hill”) provides Compliance Services, Financial Control Services and Business Management and Governance Services for the Fund pursuant to a written agreement between the Fund and Beacon Hill, including providing the President, Treasurer, Chief Compliance Officer and Secretary to the Fund and performing certain regulatory administrative services. The Fund has agreed to pay Beacon Hill a tiered basis-point fee based on the Fund’s daily net assets, subject to an overall minimum annual fee of $125,000 for these services, and reimburse for certain expenses incurred on behalf of the Fund. Total fees paid to Beacon Hill pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statement of Operations.

Certain officers and Trustees of the Trust are affiliated with Beacon Hill, Northern Trust or the Distributor and receive no compensation from the Fund for serving in their respective roles. Prior to April 1, 2014, the Trust paid each Independent Trustee compensation for their services based on an annual retainer of $15,000 and reimbursement for certain expenses. As of April 1, 2014, the Trust pays each Independent Trustee compensation for their services based on an annual retainer of $22,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply.

C.	Investment Transactions

For the year ended September 30, 2014, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund were as follows:

Cost of Purchases	Proceeds from Sales
$511,958,277	$311,641,405

D.	Federal Income Tax

The tax characteristics of distributions paid to shareholders during the periods ended September 30, 2014 and 2013 for the Fund were as follows:

	Distributions paid from	Net Long	Total Taxable	Tax Return	Total Distributions
	Ordinary Income	Term Gains	Distributions	of Capital	Paid
2014	$4,421,004	$—	$4,421,004	$—	$4,421,004
2013	—	—	—	—	—

20

ADVISERS INVESTMENT TRUST
AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2014

As of September 30, 2014, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
Emerging Markets Fund	$869,449,716	$59,588,914	$(45,748,041)	$13,840,873

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals and investments in certain foreign companies.

As of the latest tax year ended September 30, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed
	Undistributed	Long Term			Accumulated		Total
	Ordinary	Capital	Accumulated	Distributions	Capital and	Unrealized	Accumulated
	Income	Gains	Earnings	Payable	Other Losses	Appreciation	Earnings
Emerging Markets Fund	$14,725,111	$—	$14,725,111	$—	$(16,412,657)	$12,162,351	$10,474,805

At September 30, 2014, the Fund had short term capital loss carry-forward of $14,536,098 and long term capital loss carry-forward of $1,876,559 available to offset future net capital gains which do not expire. Future utilization of the capital loss carry-forwards may be limited.

21

ADVISERS INVESTMENT TRUST
AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
September 30, 2014

To the Board of Trustees and Shareholders of AIT Global Emerging Markets Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the AIT Global Emerging Markets Opportunity Fund (the “Fund”) as of September 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
November 24, 2014

22

ADVISERS INVESTMENT TRUST
AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND
ADDITIONAL INFORMATION
September 30, 2014 (Unaudited)

A.	Other Federal Tax Information

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2014 are designated as “qualified dividend Income”, as defined in the Act, subject to reduced tax rates in 2014:

QDI Percentage
Emerging Markets Fund	77.10%

The Fund intends to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

	Foreign Tax Credit	Foreign Source Income
Emerging Markets Fund	$0.004487	$0.125340

B.	Summary of Fund Holdings

Market Exposure		5 Largest Security Positions

Equity and Equity-
Linked Securities	% of Net Assets	Issuer	% of Net Assets
Banks	14.5%	British American Tobacco PLC	5.6%
Agriculture	11.8	Housing Development Finance Corp.,	4.7
Beverages	10.7	ITC Ltd., Issued by CLSA Financial Products Ltd.	4.4
Internet	7.6	HDFC Bank Ltd. - ADR	3.5
Diversified Financial Service	6.1	SABMiller PLC	3.3
Retail	5.4	Total	21.5%
Lodging	4.4
Telecommunications	4.4
Pharmaceuticals	3.9
Household Products/Wares	3.3
Electric	3.0
Holding Companies-Divers	2.7
Media	2.7
Commercial Services	2.6
Mining	2.3
Real Estate Investment Trust	2.0
Computers	1.8
Food	1.4
Software	1.1
Chemicals	1.0
Insurance	0.8
Cosmetics/Personal Care	0.5
Electrical Components & Equipment	0.4
Total	94.4%

23

ADVISERS INVESTMENT TRUST
AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND
ADDITIONAL INFORMATION
September 30, 2014 (Unaudited)

C.	Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2014 and held for the entire period through September 30, 2014.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Expense	Beginning Account Value	Ending Account Value	*Expenses Paid
	Ratio	4/1/2014	9/30/2014	4/1/14-9/30/14
Actual	0.98%	$1,000.00	$1,059.50	$5.06
Hypothetical	0.98%	$1,000.00	$1,020.16	$4.96

*Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365)

D.	Other Information

Investors may obtain a copy of the proxy voting policies and procedures by writing to the Trust in the name of the Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Trust at 866-252-5393 (toll free) or 312-630-6583. Information about how the Fund voted proxies relating to portfolio securities for each 12 month period ending June 30th is available without charge, upon request, by calling the Trust at 866-252-5393 (toll free) or 312-630-6583 and on the SEC’s website at http://www.sec.gov.

The Fund files a complete Schedule of Investments with the Commission for the first and third quarters of each fiscal year on Form N-Q and is available without charge on the Commission’s website at www.sec.gov, or may be

24

ADVISERS INVESTMENT TRUST
AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND
ADDITIONAL INFORMATION
September 30, 2014 (Unaudited)

reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

E.	Trustees and Officers

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Year of Birth1	Position(s) Held with the Trust2	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee2	Other Directorships Held by Trustee During Past 5 Years
D’Ray Moore Rice Year of Birth: 1959	Trustee	Indefinite/July 2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present	10	Diamond Hill Funds
Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July 2011 to present	President, Vadar Capital LLC, 2008 to present; Director, First Franklin Corp. 2009 to 2011	10	First Franklin Corp.
Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/July 2011 to present	Retired; President and CEO of the Ohio Bankers League 1991 to present; Independent Trustee, Boston Trust & Walden Funds 1992 to present; Independent Trustee, Coventry Funds Trust 1997 to 2013	10	Boston Trust & Walden Funds and Coventry Funds Trust

1	The mailing address of each Trustee is 4041 North High Street, Suite 402, Columbus, OH 43214.
2	The Trust consists of the various series of Advisers Investment Trust.

25

ADVISERS INVESTMENT TRUST
AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND
ADDITIONAL INFORMATION
September 30, 2014 (Unaudited)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Year of Birth1	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee2	Other Directorships Held by Trustee During Past 5 Years
Dina A. Tantra Year of Birth: 1969	Trustee and President	Indefinite/ September 2012 to present	Director, Secretary and General Counsel, Beacon Hill Fund Services, Inc., 2008-present; Secretary, General Counsel and Chief Compliance Officer, BHIL Distributors, Inc., 2008-present	10	None
Peter B. Cherecwich Year of Birth: 1964	Trustee	Indefinite/ May 2013 to present	Executive Vice President of The Northern Trust Company, 2008 to present	10	None
Rodney Ruehle Year of Birth: 1968	Chief Compliance Officer	Indefinite/July 2011 to present
Director, Beacon Hill Fund Services, Inc. 2008 to present; Chief Compliance Officer, Asset Management Funds, November 2009 to present; Chief Compliance Officer of Tributary Funds, Inc., December 2009 to present; Chief Compliance Officer, Penn Series Funds, Inc., February 2012 to present
				N/A	N/A
Troy Sheets Year of Birth: 1971	Treasurer	Indefinite/ July 2011 to present	Director, Beacon Hill Fund Services, Inc. 2009 to present	N/A	N/A
Lori Cramer Year of Birth: 1967	Assistant Secretary	Indefinite/July 2014 to present	Director, Beacon Hill Fund Services, 2014 to present; Paralegal, Nationwide Financial Services, Inc., 2002 to 2014	N/A	N/A

26

ADVISERS INVESTMENT TRUST
AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND
ADDITIONAL INFORMATION
September 30, 2014 (Unaudited)

Name, Address and Year of Birth1	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee2	Other Directorships Held by Trustee During Past 5 Years
Trent Statczar Year of Birth: 1971	Assistant Treasurer	Indefinite/July 2011 to present	Director, Beacon Hill Fund Services 2008 to present	N/A	N/A
Barbara J. Nelligan Year of Birth: 1969	Vice President	Indefinite/ December 2012 to present	Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 1991 to present	N/A	N/A
Dana Gentile Year of Birth: 1962	Assistant Secretary	Indefinite/ June 2013 to present	Director, Beacon Hill Fund Services, Inc. 2013 to present; Senior Vice President, Citi Fund Services 1987-2013	N/A	N/A

1	The mailing address of each officer is 4041 North High Street, Suite 402, Columbus, OH 43214.
2	The Trust consists of the various series of Advisers Investment Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 866-252-5393.

27

AIT Global Emerging Markets Opportunity Fund

Privacy Policy

SAFEGUARDING PRIVACY

We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Advisers Investment Trust.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

●	Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information);

●	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

●	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into confidentiality agreements regarding the information.

INFORMATION WE MAY SHARE WITH AFFILIATES

If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.

We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.

We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.

We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and every year that you are a customer of the Advisers Investment Trust or anytime we make a material change to our privacy policy.

THE PAGE INTENTIONALLY LEFT BLANK

Investment Adviser
Vontobel Asset Management, Inc.
1540 Broadway
38th Floor
New York, NY 10036

Custodian
The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

Independent Registered
Public Accounting Firm
Ernst & Young LLP
155 North Wacker Drive
Chicago, Illinois 60606

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, Ohio 43215-6101

Distributor
BHIL Distributors, Inc.
4041 N. High Street, Suite 402
Columbus, Ohio 43214

For Additional Information, call
866-252-5393 (toll free) or 312-630-6583

ANNUAL REPORT

SEPTEMBER 30, 2014

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST
JOHCM FUNDS

September 30, 2014

(This page has been intentionally left blank)

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
SHAREHOLDER LETTER
September 30, 2014

Dear Shareholder:

We are pleased to present the September 2014 Annual Report for the JOHCM Funds (the “Funds”), each a series of the Advisers Investment Trust.  This report contains the results of operations during the year ended September 30, 2014.

We appreciate the trust and confidence you have placed in us by choosing the Funds and the Investment Adviser, J O Hambro Capital Management Limited, and we look forward to continuing to serve your investing needs.

Sincerely,

Dina Tantra	Helen Vaughan
President and Trustee	Chief Operating Officer
Advisers Investment Trust	J O Hambro Capital Management Limited

i

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2014 (Unaudited)

JOHCM Asia Ex-Japan Equity Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on March 28, 2014 to September 30, 2014

Cumulative Total Returns as of September 30, 2014

	Inception Date	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Fund Institutional Shares	3/28/2014	1.30%	3.01%	1.29%
MSCI AC Asia ex Japan Index	3/28/2014	6.18%	—	—
Fund Class I Shares	6/25/2014	–1.36%	3.11%	1.39%
Fund Class II Shares	6/25/2014	–1.36%	3.26%	1.54%
MSCI AC Asia ex Japan Index	6/25/2014	–0.04%	—	—

Data as at September 30, 2014.  The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.  The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

*	Expense ratios are per the most recent Fund Prospectus. The Advisor has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2016.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (MSCI) All Country (AC) Asia ex Japan Index. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

ii

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2014 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

The investment objective of the JOHCM Asia Ex-Japan Equity Fund is to achieve long-term capital appreciation. The Fund aims to achieve its investment objective primarily through investment in equity securities of companies domiciled or exercising the predominant part of their economic activities in Asia ex-Japan.

The investment process is focused on identifying and owning quality, long-term, sustainable growth companies; meaning businesses which can sustainably grow over economic and liquidity cycles. The Fund will generally invest in stocks of companies which have market capitalisation of greater than US$500 million.

Performance

Since the inception of the Fund on March 28, 2014 through September 30, 2014, the Fund’s Institutional share class returned 1.30% versus a return of 6.18% achieved by its benchmark, the MSCI AC Asia ex Japan Index, for the same period.

An abnormally large cash flow weighed on relative performance, accounting for broadly half of the portfolio’s underperformance over the six-month period. From a country angle, stock selection in China was weak, with Chinese premium paediatric and baby care provider Biostime International being a particularly poor performer. Its share price struggled amid concerns over slowing growth in the high-end infant milk market in China and on competition worries. Stock picking in Taiwan and Philippines also detracted from overall returns.

The Fund’s sizeable overweight position in India added value as the Indian market rallied following the success of the reformist BJP party in June’s general election; Indian stocks that contributed positively to performance included Amara Raja Batteries, Dr Reddy’s Laboratories, Tata Motors and Glenmark Pharmaceuticals. Elsewhere, not owning Samsung Electronics helped relative performance. The stock has struggled on concerns over competition with low-end Chinese smartphone producers as well as a strengthening Korean won. It is squeezed at the low end by Chinese competitors and at the high end by a rejuvenated Apple line up.

The Fund remains very overweight Indian equities. India is the only country that has seen material currency depreciation while its banks are forcing a clean-up of bad loans. Costs have been cut and companies remain lean. Meanwhile, the new Reserve Bank of India governor has stabilised the currency and has room for interest rate cuts. The new government has brought in hope. If it delivers even half of what is expected, Indian corporates will enjoy substantial operating leverage. Elsewhere, there are pockets of good businesses in Taiwan and Philippines. Finally, falling commodity prices are a tax break for consumers and lessen inflation pressures in Asia.

Risk Considerations

The Fund invests in international and emerging markets. International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs. These risks typically are greater in emerging markets. Such risks include new and rapidly changing political and economic structures, which may cause instability; underdeveloped securities markets; and higher likelihood of high levels of inflation, deflation or currency devaluations.

Emerging Markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity.

The small and mid cap companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund’s shares may reflect that volatility.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, it may be more volatile than a portfolio that is more geographically diversified.

The Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

iii

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2014 (Unaudited)

JOHCM Emerging Markets Opportunities Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on November 20, 2012 to September 30, 2014

Average Annual Total Returns as of September 30, 2014

	Inception Date	One Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Fund Institutional Shares	11/20/2012	6.63%	5.01%	14.23%	1.29%
Fund Class I Shares	11/20/2012	6.63%	5.01%	14.33%	1.39%
MSCI Emerging Markets Index	11/20/2012	4.30%	4.01%	—	—
Fund Class II Shares	12/17/2013	—	1.02%**	14.48%	1.54%
MSCI Emerging Markets Index	12/17/2013	—	3.74%**	—	—

Data as at September 30, 2014.  The Fund’s performance reflects the performance of the predecessor Scotia Institutional Fund for periods prior to the reorganization into the Trust. The performance also reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.  The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

*	Expense ratios are per the most recent Fund Prospectus. The Advisor has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2016.

**	Cumulative return.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (MSCI) Emerging Markets Index. The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

iv

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2014 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

To achieve its investment objective of long-term capital appreciation, the JOHCM Emerging Markets Opportunities Fund seeks to outperform its benchmark through a combination of top-down (country level) and bottom-up (stock level) active positions. The fund managers believe in the importance of understanding the investment drivers and risks at the country level. They believe in only investing in companies that benefit from the top-down environment that they can foresee. The Fund buys quality growth stocks at attractive valuations leading to a focused portfolio of 40-60 emerging markets stocks.

Performance

The Fund’s Institutional share class returned 6.63% for the 12-month period to September 30, 2014 versus a return of 4.30% achieved by its benchmark, the MSCI Emerging Markets Index, for the same period.

The Fund’s outperformance was attributable to a combination of good country calls and successful stock picking. A large overweight exposure to India proved very helpful as the Indian market rallied strongly following the success of the reformist BJP party in June’s general election; Indian stocks that contributed positively to performance included Tata Motors and HDFC Bank. Other country allocation decisions that worked included being significantly underweight Brazil, whose stock market fluctuated wildly with the twists and turns of the presidential election race, although being overweight Russia was unhelpful as investors shunned Russian assets and Russian companies were hit by sanctions following Russia’s annexation of Crimea and its military involvement in eastern Ukraine.

Stock picking in China was a notable headwind, with Chinese premium paediatric and baby care provider Biostime International being a particularly poor performer. Its share price struggled amid concerns over slowing growth in the high-end infant milk market in China and on competition worries.  From a sector angle, the Fund’s technology names fared well as internet stocks re-rated. Here South African-listed media stock Naspers made a healthy contribution.

The portfolio remains focused on the export-biased markets of China and Taiwan, as well as India, where the preference is largely for domestically-focused stocks, such as HDFC Bank. The Fund continues to avoid those countries characterised by weak current account balances and slowing growth, e.g. Brazil and South Africa, and is very underweight the commodity-exporting economies of Latin America.

Risk Considerations

The Fund invests in international and emerging markets. International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs. These risks typically are greater in emerging markets. Such risks include new and rapidly changing political and economic structures, which may cause instability; underdeveloped securities markets; and higher likelihood of high levels of inflation, deflation or currency devaluations.

Emerging Markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity.

The small and mid cap companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund’s shares may reflect that volatility.

The Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

v

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2014 (Unaudited)

JOHCM Global Equity Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on March 21, 2013 to September 30, 2014

Average Annual Total Returns as of September 30, 2014

	Inception Date	One Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Fund Institutional Shares	3/21/2013	21.49%	23.53%	6.17%	1.08%
Fund Class I Shares	3/21/2013	21.40%	23.47%	6.27%	1.18%
MSCI ACWI	3/21/2013	11.33%	12.97%	—	—

Data as at September 30, 2014.  The Fund’s performance reflects the performance of the predecessor Scotia Institutional Fund for periods prior to the reorganization into the Trust. The performance also reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.  The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

*	Expense ratios are per the most recent Fund Prospectus. The Advisor has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2016.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI). The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

vi

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2014 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

To achieve its investment objective of long-term capital appreciation, the JOHCM Global Equity Fund employs a growth at a reasonable price (GARP) investment philosophy, which is sometimes described as a core focus with a growth bias. The Fund seeks to own stocks, sectors and countries with positive earnings surprise, sustainably high or increasing return on equity, and attractive valuations. The Fund managers believe they can increase the probability of finding an attractive stock by looking where traditional growth investors tend to ignore. While the Fund’s managers seek to own stocks with idiosyncratic return patterns, they also recognize that many stocks have varying degrees of beta or correlation to their sector or country, so they also maintain a top-down research focus when constructing the portfolio. The Fund’s management team offers the unique capability of blending both a bottom-up and a top-down investment research approach to the portfolio construction process.

Performance

The Fund’s Institutional share class returned 21.49% for the 12-month period to September 30, 2014 versus a return of 11.33% achieved by its benchmark, the MSCI AC World Index, for the same period.

The Fund’s significant outperformance was attributable to a combination of strong stock picking and favourable sector allocation effects, most notably the Fund’s sizeable overweight in information technology. The fund managers’ stock picks in healthcare and materials contributed substantially and dominated the top ten stock winners over the period, with Avago Technologies, Micron Technology and NXP Semiconductors among the leading performers for the portfolio.

Given the problems elsewhere in the world, the fund managers think growth-based investors will continue buying into the US recovery despite the relatively high valuations. From a sector perspective, technology and healthcare remain the Fund’s biggest overweights while financials and consumer staples remain its biggest underweight positions. Technology is the only sector with three green lights in the fund managers’ top-down monthly scorecard (fundamentals, valuation, trend), while consumer staples is the only area with three red lights. Financials are struggling due to low growth and increased regulation around the world, whereas healthcare has steady growth and a new M&A boom. The fund managers continue to believe that the supply side-driven disinflationary paradigm is bearish for the energy, materials and industrial sectors. The fundamentals remain poor for the utilities and telecoms sectors, so they would only expect them to meaningfully outperform if markets get very bearish.

Risk Considerations

The Fund invests in international and emerging markets. International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs. These risks typically are greater in emerging markets. Such risks include new and rapidly changing political and economic structures, which may cause instability; underdeveloped securities markets; and higher likelihood of high levels of inflation, deflation or currency devaluations.

Emerging Markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity.

The small and mid cap companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund’s shares may reflect that volatility.

The Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

vii

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2014 (Unaudited)

JOHCM International Select Fund

Value of a hypothetical $25,000 investment in the Fund Class I Shares from inception on July 29, 2009 to September 30, 2014

Average Annual Total Returns as of September 30, 2014

	Inception Date	One Year Return	Five Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Fund Class I Shares	7/29/2009	13.74%	13.45%	14.05%	1.22%	1.05%
MSCI EAFE Index	7/29/2009	4.25%	6.56%	8.79%	—	—
Fund Class II Shares	3/31/2010	13.51%	—	13.36%	1.47%	1.30%
MSCI EAFE Index	3/31/2010	4.25%	—	6.60%	—	—

Data as at September 30, 2014.  The Fund’s performance reflects the performance of the predecessor Scotia Institutional Fund for periods prior to the reorganization into the Trust. The performance also reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.  The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

*	Expense ratios are per the most recent Fund Prospectus. The Advisor has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2016.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index. The Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

viii

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2014 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

To achieve its investment objective of long-term capital appreciation, the JOHCM International Select Fund employs a growth at a reasonable price (GARP) investment philosophy, which is sometimes described as a core focus with a growth bias. The Fund seeks to own stocks, sectors and countries with positive earnings surprise, sustainably high or increasing return on equity, and attractive valuations. The Fund managers believe they can increase the probability of finding an attractive stock by looking where traditional growth investors tend to ignore. While the Fund’s managers seek to own stocks with idiosyncratic return patterns, they also recognize that many stocks have varying degrees of beta or correlation to their sector or country, so they also maintain a top-down research focus when constructing the portfolio. The Fund’s management team offers the unique capability of blending both a bottom-up and a top-down investment research approach to the portfolio construction process.

Performance

The Fund’s Institutional share class returned 13.74% for the 12-month period to September 30, 2014 versus a return of 4.25% achieved by its benchmark, the MSCI EAFE Index, for the same period.

The Fund’s significant outperformance was largely attributable to strong stock picking. The fund managers’ stock picks in information technology and healthcare contributed substantially and dominated the top ten stock winners over the period, with Avago Technologies, NXP Semiconductors and Jazz Pharmaceuticals among the leading performers for the portfolio.

Given the problems elsewhere in the world, the fund managers think growth-based investors will continue buying into the US recovery despite the relatively high valuations.  From a sector perspective, technology and healthcare remain the Fund’s biggest overweights while financials and consumer staples remain its biggest underweight positions. Technology is the only sector or region with three green lights in the fund managers’ top-down monthly scorecard (fundamentals, valuation, trend), while consumer staples is the only area with three red lights. Financials are struggling due to low growth and increased regulation around the world, whereas healthcare has steady growth and a new M&A boom. The fund managers continue to believe that the supply side-driven disinflationary paradigm is bearish for the energy, materials and industrial sectors. The fundamentals remain poor for the utilities and telecoms sectors, so they would only expect them to meaningfully outperform if markets get very bearish.

Risk Considerations

The Fund invests in international and emerging markets. International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems, and higher transaction costs. These risks typically are greater in emerging markets. Such risks include new and rapidly changing political and economic structures, which may cause instability; underdeveloped securities markets; and higher likelihood of high levels of inflation, deflation or currency devaluations. The small and mid cap companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies and may be more volatile; the price movements of the Fund’s shares may reflect that volatility.

The Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

ix

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2014 (Unaudited)

JOHCM International Small Cap Equity Fund

Value of a hypothetical $1,000,000 investment in the Fund Institutional Shares from inception on October 1, 2013 to September 30, 2014

Cumulative Total Returns as of September 30, 2014

	Inception Date	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Fund Institutional Shares	10/1/2013	1.94%	1.96%	1.24%
MSCI ACWI ex USA Small Cap Index	10/1/2013	4.21%	—	—
Fund Class I Shares	12/31/2013	–2.21%	2.06%	1.34%
MSCI ACWI ex USA Small Cap Index	12/31/2013	–0.06%	—	—
Fund Class II Shares	11/18/2013	0.11%	2.21%	1.49%
MSCI ACWI ex USA Small Cap Index	11/18/2013	1.86%	—	—

Data as at September 30, 2014.  The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses.  The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

*	Expense ratios are per the most recent Fund Prospectus. The Advisor has entered into a contractual expense limitation agreement with respect to Fund until January 28, 2016.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Small Cap Index. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the small cap equity market performance of developed and emerging markets, excluding the US. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

x

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
PORTFOLIO COMMENTARY
September 30, 2014 (Unaudited)

Portfolio Commentary

Investment Philosophy and Process

The investment objective of the JOHCM International Small Cap Equity Fund is to seek long-term capital appreciation.

The Fund invests at least 80% of its assets in equity securities such as common stocks, preferred stock, rights, and warrants issued by small companies that are based outside the United States, including companies in emerging and frontier as well as in developed markets. The Fund may also invest up to 20% of the value of its assets in fixed income securities. Under normal circumstances, the Fund will hold 70-80 investments across 12 countries.

The Fund may invest in securities of small U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances not more than 15% of the Fund’s total assets will be invested in securities of U.S. companies. The Fund will generally initiate the sale of securities whose market capitalization grows to exceed $3 billion.

Performance

Since the inception of the Fund’s Institutional share class on October 1, 2013 through September 30, 2014, the Fund’s Institutional share class returned 1.94% versus a return of 4.21% achieved by its benchmark, the MSCI AC World ex US Small and Mid Cap Index, for the same period.

The Fund underperformed the index over the period as both country allocation and stock picking proved a drag upon returns. At the country level, being underweight Japan was helpful to relative performance, but the portfolio’s cash balance and the currency effect of a strengthening US dollar was a material headwind. From a sector angle, technology was a weak area for the Fund, with holdings Codan and GMO Internet both being notable laggards. In contrast, stock selection in industrials was constructive, with holdings Coastal Contracts and Nak Sealing Technology being the top two individual performers for the Fund.

The sector and country weightings in the portfolio are a result of individual stock selection. Information technology increased to a slight overweight in the third calendar quarter following the addition of Transcosmos and Laser LPKF Laser & Electronics to the portfolio. Elsewhere, there are relative overweight positions in industrials, healthcare and consumer staples and underweight positions in financials (no real estate), consumer discretionary and no direct exposure to energy. Regionally, the portfolio has a significant overweight in Europe EMU and Asia Pacific ex Japan and is underweight North America, the United Kingdom and Japan.

Risk Considerations

Investors should note that investments in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. Smaller company stocks are more volatile and less liquid than larger, more established company securities.

The Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

xi

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ADVISERS INVESTMENT TRUST
JOHCM ASIA EX-JAPAN EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2014

	Percentage
	of Net
	Assets	Shares	Value
COMMON STOCKS	73.1%
China	17.6%
AAC Technologies Holdings, Inc.		258,414	$1,496,059
Agricultural Bank of China Ltd. - Class H		1,545,000	682,603
Angang Steel Co. Ltd. - Class H		1,146,590	724,949
Anhui Conch Cement Co. Ltd. - Class H		203,819	651,298
Jumei International Holding Ltd. - ADR(a)		28,440	667,771
Li Ning Co. Ltd.(a)		1,034,142	546,197
Ping An Insurance Group Co. of China Ltd. - Class H		85,657	643,977
Sinotruk Hong Kong Ltd.		963,548	522,490
SOHO China Ltd.		842,218	608,347
Tencent Holdings Ltd.		4	60
Tingyi Cayman Islands Holding Corp.		436,341	1,147,079
			7,690,830
Hong Kong	14.4%
China Mobile Ltd.		164,000	1,925,100
Hutchison Whampoa Ltd.		105,515	1,275,278
International Housewares Retail Co. Ltd.		1,247,611	401,192
Johnson Electric Holdings Ltd.		257,025	980,106
L’Occitane International S.A.		464,814	1,065,766
Noble Group Ltd.		660,612	671,333
			6,318,775
India	2.8%
Infosys Ltd. - ADR		20,069	1,213,974
Indonesia	4.5%
AKR Corporindo Tbk PT		2,093,464	935,608
Indofood CBP Sukses Makmur Tbk PT		1,090,926	1,012,545
			1,948,153
Korea	8.5%
Hankook Tire Co. Ltd.		13,288	647,963
Korea Electric Power Corp.		16,493	747,899
KT&G Corp.		9,944	889,923
POSCO		2,400	735,586
Samsung Fire & Marine Insurance Co. Ltd.		2,538	675,006
			3,696,377
Philippines	8.9%
Alliance Global Group, Inc.		1,581,937	915,463
East West Banking Corp.(a)		1,219,416	731,792
Emperador, Inc.		3,884,170	953,227
Universal Robina Corp.		310,108	1,293,178
			3,893,660

See Notes to Financial Statements

1

ADVISERS INVESTMENT TRUST
JOHCM ASIA EX-JAPAN EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2014

	Percentage
	of Net
	Assets	Shares	Value
Singapore	3.0%
ARA Asset Management Ltd.		503,829	$691,202
Wilmar International Ltd.		265,939	643,138
			1,334,340
Taiwan	13.4%
Airtac International Group		116,009	933,967
Delta Electronics, Inc.		186,441	1,177,434
Giant Manufacturing Co. Ltd.		148,402	1,157,054
Gourmet Master Co. Ltd.		22,341	184,087
King Slide Works Co. Ltd.		66,848	751,737
MediaTek, Inc.		73,704	1,092,009
Quanta Computer, Inc.		218,600	554,546
			5,850,834
TOTAL COMMON STOCKS (Cost $33,797,577)			31,946,943
EQUITY-LINKED SECURITIES	23.0%
India	23.0%
Amara Raja Batteries Ltd., Issued by Deutsche Bank A.G. London, Maturity Date 3/14/18(b)		170,099	1,647,758
Asian Paints Ltd., Issued by Merrill Lynch Intl & Co., Maturity Date 5/31/18		117,697	1,198,156
Bajaj Auto Ltd., Issued by CLSA Financial Products Ltd., Maturity Date 6/30/15		30,119	1,147,583
Dr. Reddy’s Laboratories Ltd., Issued by Standard Chartered Bank, Maturity Date 1/3/18		35,135	1,840,065
Glenmark Pharmaceuticals Ltd., Issued by Deutsche Bank A.G. London, Maturity Date 8/28/17		137,095	1,601,967
Ramco Systems Ltd., Issued by CLSA Financial Products Ltd., Maturity Date 6/30/15(a)		36,639	232,218
Tata Motors Ltd., Issued by Deutsche Bank A.G. London, Maturity Date 4/15/20		154,612	865,339
Zee Entertainment Enterprises Ltd., Issued by Deutsche Bank A.G. London, Maturity Date 1/30/17(b)		301,981	1,531,069
			10,064,155
TOTAL EQUITY-LINKED SECURITIES (Cost $9,301,492)			10,064,155

See Notes to Financial Statements

2

ADVISERS INVESTMENT TRUST
JOHCM ASIA EX-JAPAN EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2014

	Percentage
	of Net
	Assets	Shares	Value
TOTAL INVESTMENTS (Cost $43,099,069)	96.1%		$42,011,098
NET OTHER ASSETS (LIABILITIES)	3.9%		1,707,309
NET ASSETS	100.0%		$43,718,407

(a)	Non-income producing security.
(b)
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

At September 30, 2014 the industry sectors for the JOHCM Asia Ex-Japan Equity Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Consumer Discretionary	18.8%
Consumer Staples	13.6
Financials	9.2
Health Care	7.9
Industrials	19.7
Information Technology	13.2
Materials	7.6
Telecommunication Services	4.4
Utilities	1.7
Total	96.1%

See Notes to Financial Statements

3

ADVISERS INVESTMENT TRUST
JOHCM ASIA EX-JAPAN EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2014

Market Exposure (Unaudited)		5 Largest Security Positions (Unaudited)
	% of		% of
Equity and Equity-Linked Securities	Net Assets	Issuer	Net Assets
Food	9.4%	China Mobile Ltd.	4.4%
Electrical Components & Equipments	8.7	Dr. Reddy’s Laboratories Ltd.,
Pharmaceuticals	7.9	Issued by Standard Chartered Bank,
Holding Companies - Diversified	6.5	Maturity Date 1/3/18	4.2
Computers	5.8	Amara Raja Batteries Ltd.,
Leisure Time	5.3	Issued by Deutsche Bank A.G. London,
Telecommunications	4.4	Maturity Date 3/14/18	3.8
Media	3.5	Glenmark Pharmaceuticals Ltd.,
Electronics	3.4	Issued by Deutsche Bank A.G. London,
Iron/Steel	3.4	Maturity Date 8/28/17	3.7
Banks	3.2	Zee Entertainment Enterprises Ltd.,
Retail	3.2	Issued by Deutsche Bank A.G. London,
Auto Manufacturers	3.2	Maturity Date 1/30/17	3.5
Insurance	3.0	Total	19.6%
Chemicals	2.8
Semiconductors	2.5
Cosmetics/Personal Care	2.4
Beverages	2.2
Distribution/Wholesale	2.1
Miscellaneous Manufacturing	2.1
Agriculture	2.0
Electric	1.7
Diversified Financial Services	1.6
Building Materials	1.5
Auto Parts & Equipment	1.5
Real Estate	1.4
Housewares	0.9
Software	0.5
Internet	0.0 *
Total	96.1%

* Rounds to less than 0.1%.

See Notes to Financial Statements

4

ADVISERS INVESTMENT TRUST
JOHCM EMERGING MARKETS OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2014

	Percentage
	of Net
	Assets	Shares	Value
COMMON STOCKS	87.5%
Brazil	2.3%
Localiza Rent a Car S.A.		61,367	$889,762
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A.		70,792	1,107,684
			1,997,446
China	20.7%
Biostime International Holdings Ltd.		344,085	1,069,393
China Construction Bank Corp. - Class H		3,892,351	2,730,399
China Life Insurance Co. Ltd. - Class H		498,959	1,385,075
China Petroleum & Chemical Corp., Class H		1,937,067	1,694,968
CNOOC Ltd.		136,000	234,084
CNOOC Ltd. - ADR		11,853	2,045,117
Huaneng Power International, Inc. - ADR		7,900	344,914
Huaneng Power International, Inc. - Class H		1,331,309	1,450,116
Industrial & Commercial Bank of China Ltd. - Class H		3,827,565	2,388,684
Lenovo Group Ltd.		1,767,000	2,632,944
Tencent Holdings Ltd.		104,737	1,559,124
Xinyi Solar Holdings Ltd.		2,238,318	731,813
			18,266,631
Greece	1.0%
Piraeus Bank S.A. (a)		539,820	912,061

Hong Kong	8.7%
China Mobile Ltd.		63,000	739,520
China Mobile Ltd. - ADR		42,492	2,496,405
China Overseas Land & Investment Ltd.		778,059	1,993,213
Haier Electronics Group Co. Ltd.		618,372	1,616,753
Johnson Electric Holdings Ltd.		225,625	860,369
			7,706,260
India	8.6%
HDFC Bank Ltd. - ADR		59,116	2,753,623
ICICI Bank Ltd. - ADR		34,494	1,693,655
Tata Motors Ltd. - ADR		70,859	3,097,247
			7,544,525
Jersey	1.4%
Randgold Resources Ltd.		17,885	1,213,997

Korea	13.5%
Hana Tour Service, Inc.		15,847	1,033,560
Hyundai Motor Co.		2,992	539,582
Hyundai Motor Co. - REG - GDR		1,279	72,294
LG Household & Health Care Ltd.		3,682	1,754,254
Samsung Electronics Co. Ltd.		3,922	4,390,645
Samsung Electronics Co. Ltd. - REG - GDR		2,495	1,393,733

See Notes to Financial Statements

5

ADVISERS INVESTMENT TRUST
JOHCM EMERGING MARKETS OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2014

	Percentage
	of Net
	Assets	Shares	Value
SK Hynix, Inc.(a)		38,727	$1,714,096
Youngone Corp.		17,129	989,517
			11,887,681

Malaysia	2.3%
Gamuda Bhd.		1,360,511	1,998,821

Netherlands	2.1%
Yandex N.V. - Class A (a)		66,615	1,851,564

Russia	3.9%
M Video OJSC		168,216	853,934
NOVATEK OAO - REG - GDR		17,490	1,821,740
X5 Retail Group N.V. - REG - GDR (a)		42,741	787,473
			3,463,147

South Africa	5.4%
Naspers Ltd. - Class N		42,988	4,727,990

Taiwan	15.9%
Cathay Financial Holding Co. Ltd.		995,617	1,617,625
Cleanaway Co. Ltd.		108,000	541,530
Fubon Financial Holding Co. Ltd.		1,662,989	2,548,534
MediaTek, Inc.		116,433	1,725,088
Novatek Microelectronics Corp.		262,755	1,299,213
Phison Electronics Corp.		126,006	879,324
Shin Kong Financial Holding Co. Ltd.		4,508,724	1,366,189
Taiwan Semiconductor Manufacturing Co. Ltd.		324,000	1,289,746
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR		106,871	2,156,657
Yungtay Engineering Co. Ltd.		264,097	608,531
			14,032,437
Thailand.	1.7%
PTT Global Chemical PCL		142,233	267,451
PTT Global Chemical PCL - REG		674,213	1,268,373
			1,535,824
TOTAL COMMON STOCKS (Cost $76,991,163)			77,138,384
EQUITY-LINKED SECURITIES	7.6%
India	7.6%
Axis Bank Ltd., Issued by Deutsche Bank A.G. London, Maturity Date 8/17/17		244,032	1,492,404
ITC Ltd., Issued by Merrill Lynch Intl & Co., Maturity Date 5/22/18		325,744	1,953,138
Reliance Industries Ltd., Issued by Merrill Lynch Intl & Co., Maturity Date 5/29/18		84,547	1,290,693
Tata Consultancy Services Ltd., Issued by CLSA Financial Products Ltd., Maturity Date 5/26/15(b)		20,837	923,896

See Notes to Financial Statements

6

ADVISERS INVESTMENT TRUST
JOHCM EMERGING MARKETS OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2014

	Percentage
	of Net
	Assets	Shares	Value
Tata Consultancy Services Ltd., Issued by Deutsche Bank A.G. London, Maturity Date 1/30/17(b)		22,803	$1,011,068
			6,671,199
TOTAL EQUITY-LINKED SECURITIES (Cost $6,623,839)			6,671,199
PREFERRED STOCKS	1.8%
Korea	1.8%
Hyundai Motor Co. Ltd.		14,144	1,581,530
TOTAL PREFERRED STOCKS (Cost $1,735,969)			1,581,530
TOTAL INVESTMENTS (Cost $85,350,971)	96.9%		85,391,113
NET OTHER ASSETS (LIABILITIES)	3.1%		2,758,056
NET ASSETS	100.0%		$88,149,169

(a)	Non-income producing security.
(b)
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

At September 30, 2014 the industry sectors for the JOHCM Emerging Markets Opportunities Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Consumer Discretionary	16.5%
Consumer Staples	6.3
Energy	8.1
Financials	23.7
Industrials	6.8
Information Technology	26.7
Materials	3.1
Telecommunication Services	3.7
Utilities	2.0
Total	96.9%

See Notes to Financial Statements

7

ADVISERS INVESTMENT TRUST
JOHCM EMERGING MARKETS OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2014

Market Exposure (Unaudited)		5 Largest Security Positions (Unaudited)
	% of		% of
Equity and Equity-Linked Securities	Net Assets	Issuer	Net Assets
Semiconductors	15.8%	Samsung Electronics Co. Ltd	6.6%
Banks	13.6	Naspers Ltd.	5.4
Oil & Gas	6.6	Taiwan Semicoductor Manufacturing Co. Ltd	3.9
Auto Manufacturers	6.0	China Mobile Ltd.	3.7
Media	5.4	Tata Motors Ltd.	3.5
Insurance	5.0	Total	23.1%
Food	4.6
Commercial Services	4.4
Internet	3.9
Telecommunications	3.7
Computers	3.0
Diversified Financial Services	2.9
Engineering & Construction	2.3
Real Estate	2.2
Electric	2.0
Cosmetics/Personal Care	2.0
Home Furnishings	1.8
Chemicals	1.7
Mining	1.4
Household Products/Wares	1.2
Leisure Time	1.2
Apparel	1.1
Electronics	1.0
Electrical Components & Equipments	1.0
Retail	1.0
Energy-Alternate Sources	0.8
Machinery-Diversified	0.7
Environmental Control	0.6
Total	96.9%

See Notes to Financial Statements

8

ADVISERS INVESTMENT TRUST
JOHCM GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2014

	Percentage
	of Net
	Assets	Shares	Value
COMMON STOCKS	90.3%
Canada	3.2%
Valeant Pharmaceuticals International Inc. (a)		20,835	$2,733,552
China	2.8%
Tencent Holdings Ltd.		161,256	2,400,471

Finland	3.1%
Nokia OYJ		303,375	2,580,078
Ireland	6.6%
Endo International PLC(a)		40,262	2,751,505
Shire PLC		32,217	2,784,508
			5,536,013
Israel	3.0%
Check Point Software Technologies Ltd. (a)		36,266	2,511,058
Japan	8.9%
Japan Exchange Group Inc.		104,201	2,476,262
Omron Corp.		56,759	2,580,708
SoftBank Corp.		34,735	2,438,286
			7,495,256
Korea	3.2%
SK Hynix Inc. (a)		61,636	2,728,071
Netherlands	3.0%
NXP Semiconductor N.V. (a)		37,071	2,536,769
Singapore	3.1%
Avago Technologies Ltd.		30,256	2,632,272
Switzerland	8.6%
Actelion Ltd. - REG(a)		21,792	2,554,944
Givaudan S.A. - REG(a)		1,516	2,415,669
Glencore PLC (a)		420,701	2,327,761
			7,298,374
Taiwan	5.4%
Inotera Memories Inc.(a)		1,582,390	2,334,929
MediaTek Inc.		147,767	2,189,336
			4,524,265
United Kingdom	3.0%
Reckitt Benckiser Group PLC		29,532	2,556,138
United States	36.4%
Actavis PLC(a)		11,190	2,699,923
Biogen Idec Inc.(a)		7,579	2,507,209
Gilead Sciences Inc.(a)		23,929	2,547,242
Google Inc. - Class C(a)		4,269	2,464,750
Jazz Pharmaceuticals PLC(a)		15,576	2,500,883

See Notes to Financial Statements

9

ADVISERS INVESTMENT TRUST
JOHCM GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2014

	Percentage
	of Net
	Assets	Shares	Value
LyondellBasell Industries N.V. - Class A		22,478	$2,442,459
Mallinckrodt PLC(a)		31,959	2,881,104
Micron Technology Inc.(a)		79,004	2,706,677
Stanley Black & Decker Inc.		27,796	2,468,007
Twenty-First Century Fox Inc. - Class A		74,182	2,543,701
Valero Energy Corp.		54,578	2,525,324
Westlake Chemical Corp.		28,439	2,462,533
			30,749,812
TOTAL COMMON STOCKS (Cost $68,386,520)			76,282,129
MASTER LIMITED PARTNERSHIPS	5.7%
United States	5.7%
Blackstone Group (The) L.P.		76,390	2,404,757
KKR & Co. L.P.		109,784	2,448,183
			4,852,940
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $4,766,357)			4,852,940
TOTAL INVESTMENTS (Cost $73,152,877)	96.0%		81,135,069
NET OTHER ASSETS (LIABILITIES)	4.0%		3,381,201
NET ASSETS	100.0%		$84,516,270

(a)	Non-income producing security.

At September 30, 2014 the industry sectors for the JOHCM Global Equity Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Consumer Discretionary	3.0%
Consumer Staples	3.0
Energy	3.0
Financials	8.7
Health Care	28.4
Industrials	2.9
Information Technology	32.7
Materials	11.4
Telecommunication Services	2.9
Total	96.0%

See Notes to Financial Statements

10

ADVISERS INVESTMENT TRUST
JOHCM GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2014

Market Exposure (Unaudited)		5 Largest Security Positions (Unaudited)
	% of		% of
Equity Securities	Net Assets	Issuer	Net Assets
Pharmaceuticals	22.4%	Mallinckrodt PLC	3.4%
Semiconductors	17.9	Shire PLC	3.3
Chemicals	8.7	Endo International PLC	3.3
Biotechnology	6.0	Valeant Pharmaceuticals International Inc.	3.2
Telecommunications	5.9	SK Hynix Inc.	3.2
Internet	5.8	Total	16.4%
Private Equity	5.7
Electronics	3.0
Household Products/Wares	3.0
Media	3.0
Oil & Gas	3.0
Software	3.0
Diversified Financial Services	2.9
Hand/Machine Tools	2.9
Mining	2.8
Total	96.0%

See Notes to Financial Statements

11

ADVISERS INVESTMENT TRUST
JOHCM INTERNATIONAL SELECT FUND
SCHEDULE OF INVESTMENTS
September 30, 2014

	Percentage
	of Net
	Assets	Shares	Value
COMMON STOCKS	95.2%
Canada	3.1%
Valeant Pharmaceuticals International, Inc. (a)		317,344	$41,582,420
China	2.8%
Tencent Holdings Ltd.		2,530,731	37,672,685
Finland	3.2%
Nokia OYJ		4,963,400	42,211,647
Germany	11.3%
GEA Group A.G.		883,089	38,394,826
Henkel A.G. & Co. KGaA		404,881	37,840,702
Hugo Boss A.G.		273,014	34,108,747
Symrise A.G.		766,308	40,735,072
			151,079,347
Ireland	6.4%
Endo International PLC(a)		610,921	41,750,341
Shire PLC		515,187	44,527,496
			86,277,837
Israel	2.9%
Check Point Software Technologies Ltd. (a)		569,204	39,411,685
Japan	20.4%
Daiwa Securities Group, Inc.		4,827,937	38,284,703
Japan Exchange Group, Inc.		1,640,548	38,986,443
Omron Corp.		852,263	38,750,541
SoftBank Corp.		552,175	38,760,919
Sysmex Corp.		1,034,864	41,605,590
Tokai Tokyo Financial Holdings, Inc.		5,278,606	36,342,284
Yaskawa Electric Corp.		3,006,163	40,750,514
			273,480,994
Korea	3.2%
SK Hynix, Inc. (a)		962,219	42,588,783
Netherlands	2.9%
NXP Semiconductor N.V. (a)		577,104	39,491,227
Singapore	3.1%
Avago Technologies Ltd.		471,072	40,983,264
Switzerland	11.9%
Actelion Ltd. - REG(a)		340,046	39,867,769
Givaudan S.A. - REG(a)		25,343	40,382,787
Glencore PLC(a)		7,066,884	39,101,444
Roche Holding A.G. (Genusschein)		137,101	40,595,891
			159,947,891
Taiwan	2.6%
Inotera Memories, Inc. (a)		23,661,051	34,913,560

See Notes to Financial Statements

12

ADVISERS INVESTMENT TRUST
JOHCM INTERNATIONAL SELECT FUND
SCHEDULE OF INVESTMENTS
September 30, 2014

	Percentage
	of Net
	Assets	Shares	Value
United Kingdom	8.8%
3i Group PLC		6,031,158	$37,312,862
ITV PLC		12,036,717	40,477,326
Reckitt Benckiser Group PLC		466,138	40,346,506
			118,136,694
United States	12.6%
Actavis PLC(a)		180,201	43,478,897
Jazz Pharmaceuticals PLC(a)		245,484	39,414,911
LyondellBasell Industries N.V., Class A		364,537	39,610,591
Mallinckrodt PLC (a)		522,235	47,079,485
			169,583,884
TOTAL COMMON STOCKS (Cost $1,097,554,720)			1,277,361,918
TOTAL INVESTMENTS (Cost $1,097,554,720)	95.2%		1,277,361,918
NET OTHER ASSETS (LIABILITIES)	4.8%		63,996,334
NET ASSETS	100.0%		$1,341,358,252

(a)	Non-income producing security.

At September 30, 2014 the industry sectors for the JOHCM International Select Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Consumer Discretionary	5.6%
Consumer Staples	5.8
Financials	11.2
Health Care	28.3
Industrials	2.9
Information Technology	26.6
Materials	11.9
Telecommunication Services	2.9
Total	95.2%

See Notes to Financial Statements

13

ADVISERS INVESTMENT TRUST
JOHCM INTERNATIONAL SELECT FUND
SCHEDULE OF INVESTMENTS
September 30, 2014

Market Exposure (Unaudited)		5 Largest Security Positions (Unaudited)
	% of		% of
Equity Securities	Net Assets	Issuer	Net Assets
Pharmaceuticals	25.2%	Mallinckrodt PLC	3.5%
Semiconductors	11.8	Shire PLC	3.3
Chemicals	9.0	Actavis PLC	3.2
Diversified Financials Services	8.5	SK Hynix, Inc	3.2
Telecommunications	6.1	Nokia OYJ	3.2
Electronics	5.9	Total	16.4%
Household Products/Wares	5.8
Healthcare-Products	3.1
Media	3.0
Software	2.9
Mining	2.9
Holding Companies-Diversified	2.9
Internet	2.8
Private Equity	2.8
Apparel	2.5
Total	95.2%

See Notes to Financial Statements

14

ADVISERS INVESTMENT TRUST
JOHCM INTERNATIONAL SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2014

	Percentage
	of Net
	Assets	Shares	Value
COMMON STOCKS	98.1%
Australia	2.4%
Bradken Ltd.		371,437	$1,379,953
SAI Global Ltd.		309,916	1,096,452
			2,476,405
Austria	1.2%
Semperit A.G. Holding		27,417	1,265,041
Brazil	0.9%
Fleury S.A.		162,900	941,695
Canada	2.7%
Laurentian Bank of Canada		30,886	1,335,879
Stella-Jones Inc.		54,666	1,432,118
			2,767,997
China	1.6%
Dalian Refrigeration Co. Ltd. - Class B		1,695,600	1,659,491
Finland	4.4%
Amer Sports OYJ		69,939	1,402,620
Vacon PLC		40,998	1,736,260
Vaisala OYJ - Class A		50,193	1,324,273
			4,463,153
France	5.3%
Rubis S.C.A.		26,577	1,529,842
Saft Groupe S.A.		37,412	1,272,641
Touax S.A.		54,283	1,090,439
Virbac S.A.		7,164	1,504,203
			5,397,125
Germany	8.1%
Carl Zeiss Meditec A.G. - Bearer		49,710	1,443,744
Drillisch A.G.		36,616	1,232,508
Gerresheimer A.G.		21,036	1,360,420
KWS Saat A.G.		4,130	1,451,648
LPKF Laser & Electronics A.G.		96,100	1,686,031
Pfeiffer Vacuum Technology A.G.		12,487	1,051,895
			8,226,246
Hong Kong	8.9%
Mandarin Oriental International Ltd.		896,000	1,569,891
Pico Far East Holdings Ltd.		4,732,000	1,066,763
SmarTone Telecommunications Holdings Ltd.		1,151,500	1,610,347
Vitasoy International Holdings Ltd.		1,229,000	1,566,154
Wasion Group Holdings Ltd.		1,913,000	1,762,617
Yip’s Chemical Holdings Ltd.		2,059,000	1,408,593
			8,984,365

See Notes to Financial Statements

15

ADVISERS INVESTMENT TRUST
JOHCM INTERNATIONAL SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2014

	Percentage
	of Net
	Assets	Shares	Value
Indonesia	2.8%
Bank Bukopin Tbk PT		23,389,509	$1,370,608
Wijaya Karya Persero Tbk PT		6,699,200	1,428,693
			2,799,301
Ireland	3.2%
FBD Holdings PLC		91,822	1,699,149
Grafton Group PLC		150,788	1,525,865
			3,225,014
Italy	4.1%
Banca IFIS S.p.A.		80,571	1,595,092
Cembre S.p.A.		85,576	1,137,541
MARR S.p.A.		87,879	1,365,068
			4,097,701
Japan	15.3%
Ariake Japan Co. Ltd.		54,000	1,210,557
CKD Corp.		167,600	1,523,345
Daiseki Co. Ltd.		88,200	1,643,115
GMO internet Inc.		145,700	1,268,652
Kintetsu World Express Inc.		36,000	1,372,883
Lintec Corp.		67,200	1,417,658
Nakanishi Inc.		38,800	1,429,969
Nippon Shokubai Co. Ltd.		128,500	1,430,650
Rohto Pharmaceutical Co. Ltd.		102,800	1,382,387
Seria Co. Ltd.		37,500	1,429,740
Transcosmos, Inc.		67,700	1,324,211
			15,433,167
Korea	5.2%
Choong Ang Vaccine Laboratory		107,933	1,465,469
Han Kuk Carbon Co. Ltd.		229,855	1,201,130
Lotte Food Co. Ltd.		1,756	1,268,121
TK Corp.(a)		88,436	1,301,730
			5,236,450

Malaysia	2.6%
Coastal Contracts Bhd.		947,600	1,404,324
United Plantations Bhd.		150,600	1,226,855
			2,631,179
Netherlands	1.2%
KAS Bank N.V. - CVA		99,680	1,240,990
Norway	1.3%
Borregaard ASA		222,516	1,278,046
Singapore	2.5%
Super Group Ltd.		1,316,000	1,315,416
Tat Hong Holdings Ltd.		2,020,000	1,250,755
			2,566,171

See Notes to Financial Statements

16

ADVISERS INVESTMENT TRUST
JOHCM INTERNATIONAL SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2014

	Percentage
	of Net
	Assets	Shares	Value
Spain	1.2%
Construcciones y Auxiliar de Ferrocarriles S.A.		3,551	$1,184,934
Sweden	5.3%
Avanza Bank Holding AB		39,848	1,341,141
Industrial & Financial Systems - Class B		45,186	1,377,030
Kabe Husvagnar AB - Class B		94,142	1,396,022
Mekonomen AB		56,559	1,225,327
			5,339,520
Switzerland	2.7%
Kaba Holding A.G. - Class B - REG(a)		2,996	1,390,103
LEM Holding S.A. - REG		1,756	1,311,448
			2,701,551
Taiwan	4.3%
Nak Sealing Technologies Corp.		369,000	1,440,489
Sinmag Equipment Corp.		276,660	1,617,118
Youngtek Electronics Corp.		642,305	1,268,751
			4,326,358
Thailand	1.4%
Khon Kaen Sugar Industry PCL - Class F		3,368,000	1,371,090
United Kingdom	9.5%
A.G.BARR PLC		146,431	1,471,171
BBA Aviation PLC		280,039	1,474,621
Gooch & Housego PLC		130,804	1,428,325
PayPoint PLC		76,552	1,221,088
Rathbone Brothers PLC		40,367	1,247,680
RPS Group PLC		274,640	1,161,076
Synergy Health PLC		66,494	1,579,252
			9,583,213
TOTAL COMMON STOCKS (Cost $103,624,522)			99,196,203
PREFERRED STOCKS	1.5%
Germany	1.5%
Draegerwerk A.G. & Co. KGaA		16,914	1,496,587
TOTAL PREFERRED STOCKS (Cost $1,852,345)			1,496,587
TOTAL INVESTMENTS (Cost $105,476,867)	99.6%		100,692,790
NET OTHER ASSETS (LIABILITIES)	0.4%		370,545
NET ASSETS	100.0%		$101,063,335

(a)	Non-income producing security.

See Notes to Financial Statements

17

ADVISERS INVESTMENT TRUST
JOHCM INTERNATIONAL SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2014

At September 30, 2014 the industry sectors for the JOHCM International Small Cap Equity Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Consumer Discretionary	8.0%
Consumer Staples	12.1
Financials	9.7
Health Care	12.5
Industrials	32.3
Information Technology	12.6
Materials	8.1
Telecommunication Services	2.8
Utilities	1.5
Total	99.6%

See Notes to Financial Statements

18

ADVISERS INVESTMENT TRUST
JOHCM INTERNATIONAL SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2014

Market Exposure (Unaudited)		5 Largest Security Positions (Unaudited)
	% of		% of
Equity Securities	Net Assets	Issuer	Net Assets
Electronics	7.4%	Wasion Group Holdings Ltd.	1.7%
Chemicals	6.7	Vacon OYJ	1.7
Diversified Financial Services	6.6	FBD Holdings PLC	1.7
Machinery-Diversified	5.8	LPKF Laser & Electronics A.G	1.7
Food	5.1	Dalian Refrigeration Co. Ltd.	1.6
Healthcare-Products	4.3	Total	8.4%
Pharmaceuticals	4.3
Telecommunications	4.2
Miscellaneous Manufacturing	4.0
Transportation	3.6
Beverages	3.0
Retail	2.9
Banks	2.7
Software	2.7
Agriculture	2.6
Auto Parts & Equipment	2.6
Distribution/Wholesale	2.6
Healthcare-Services	2.5
Electrical Components & Equipment	2.4
Commercial Services	2.2
Hand/Machine Tools	1.7
Insurance	1.7
Environmental Control	1.6
Lodging	1.5
Gas	1.5
Aerospace/Defense	1.5
Building Materials	1.4
Engineering & Construction	1.4
Shipbuilding	1.4
Leisure Time	1.4
Packaging & Containers	1.3
Metal Fabricate/Hardware	1.3
Semiconductors	1.3
Internet	1.3
Media	1.1
Total	99.6%

See Notes to Financial Statements

19

ADVISERS INVESTMENT TRUST JOHCM FUNDS STATEMENTS OF ASSETS & LIABILITIES September 30, 2014

	JOHCM	JOHCM	JOHCM	JOHCM	JOHCM
	Asia Ex-Japan	Emerging Markets	Global	International	International Small
	Equity Fund	Opportunities Fund	Equity Fund	Select Fund	Cap Equity Fund
Assets:
Investments, at cost	$43,099,069	$85,350,971	$73,152,877	$1,097,554,720	$105,476,867
Investments, at value	$42,011,098	$85,391,113	$81,135,069	$1,277,361,918	$100,692,790
Cash	1,910,350	2,063,418	3,671,310	77,136,366	170,360
Foreign currency (a)	49,083	22,826	46,615	6	—
Receivable for dividends	10,357	83,223	47,743	1,801,988	258,216
Reclaims receivable	—	4,899	3,253	677,022	60,553
Receivable for investments sold	—	993,957	—	—	—
Receivable for capital shares sold	—	—	251,277	1,909,839	—
Receivable from service providers	23,885	2,513	6,938	—	23,471
Prepaid expenses	19,408	2,540	2,416	25,438	18,223
Total Assets	44,024,181	88,564,489	85,164,621	1,358,912,577	101,223,613
Liabilities:
Securities purchased payable	228,204	282,531	504,951	15,468,913	—
Capital shares redeemed payable	—	—	—	513,988	—
Investment advisory fees payable	40,597	81,869	66,103	1,020,953	90,000
Accounting and Administration fees payable	22,562	22,562	48,562	169,946	22,562
Regulatory and Compliance fees payable	3,618	10,208	8,703	142,103	11,278
Risk Officer fees payable	419	880	784	12,453	964
Shareholder servicing fees payable	270	257	5,726	12,643	9,742
Accrued expenses and other payable	10,104	17,013	13,522	213,326	25,732
Total Liabilities	305,774	415,320	648,351	17,554,325	160,278
Net Assets	$43,718,407	$88,149,169	$84,516,270	$1,341,358,252	$101,063,335
Net Assets:
Paid in capital	$44,763,398	$85,422,117	$77,252,863	$1,128,321,192	$104,471,913
Accumulated net investment income (loss)	101,202	853,103	115,942	5,214,955	871,864
Accumulated net realized gains (losses)	(58,207)	1,832,104	(833,876)	28,057,871	511,165
Unrealized appreciation (depreciation)	(1,087,986)	41,845	7,981,341	179,764,234	(4,791,607)
Net Assets	$43,718,407	$88,149,169	$84,516,270	$1,341,358,252	$101,063,335
Net Assets:
Class I	$295,957	$288,439	$34,362,879	$1,309,757,486	$42,639,704
Class II	295,840	218,370	—	31,600,766	6,831,880
Institutional Class	43,126,610	87,642,360	50,153,391	—	51,591,751
Share of Common Stock Outstanding:
Class I	29,211	26,499	2,495,650	68,103,401	4,180,222
Class II	29,211	20,083	—	1,638,211	671,810
Institutional Class	4,259,112	8,046,156	3,640,143	—	5,062,726
Net Asset Value per Share:
Class I	$10.13	$10.89	$13.77	$19.23	$10.20
Class II	10.13	10.87	—	19.29	10.17
Institutional Class	10.13	10.89	13.78	—	10.19

(a)	The cost of foreign currency is $49,083, $22,826, $47,235, $5 and $0, respectively.

See Notes to Financial Statements

20

ADVISERS INVESTMENT TRUST JOHCM FUNDS STATEMENTS OF OPERATIONS For the year ended September 30, 2014

	JOHCM	JOHCM	JOHCM	JOHCM	JOHCM
	Asia Ex-Japan	Emerging Markets	Global	International	International Small
	Equity Fund(a)	Opportunities Fund	Equity Fund	Select Fund	Cap Equity Fund
Investment Income:
Dividend (Net of foreign withholding tax of $30,148, $162,674, $39,886, $1,201,625 and $208,601)	$203,685	$1,594,951	$674,562	$16,818,915	$1,687,818
Interest	—	—	237	—	—
Total investment income	203,685	1,594,951	674,799	16,818,915	1,687,818
Operating expenses:
Investment advisory	97,397	521,363	457,786	8,965,201	575,521
Servicing Fee — Class I	77	138	16,601	—	17,738
Servicing Fee — Class II	193	221	—	43,250	10,106
Accounting and Administration	69,998	141,160	154,195	923,377	153,598
Regulatory and Compliance	3,868	23,116	22,512	472,493	51,546
Risk Officer	419	880	784	12,453	964
Insurance	156	142	747	38,261	318
Trustees	94	945	1,593	50,251	970
Legal	12,481	1,155	1,630	38,469	1,377
Registration	34,833	75,899	50,382	175,762	74,919
Other	16,783	28,980	27,579	258,603	24,601
Total expenses before fee reductions	236,299	793,999	733,809	10,978,120	911,658
Expenses reduced by Service Providers	(120,745)	(152,777)	(196,907)	(275,044)	(203,324)
Net expenses	115,554	641,222	536,902	10,703,076	708,334
Net investment income (loss)	88,131	953,729	137,897	6,115,839	979,484
Realized and Unrealized Gains
(Losses) from Investment Activities:
Net realized gains (losses) from investment transactions	(58,207)	1,851,762	(761,875)	39,135,545	511,165
Net realized gains (losses) from foreign currency transactions	(23,531)	(98,233)	(24,648)	(900,885)	(106,765)
Change in unrealized appreciation (depreciation) on investments	(1,087,971)	(12,992)	7,410,123	69,515,334	(4,784,077)
Change in unrealized appreciation (depreciation) on foreign currency	(15)	1,839	(617)	(113,889)	(7,530)
Net realized and unrealized gains (losses) from investment activities	(1,169,724)	1,742,376	6,622,983	107,636,105	(4,387,207)
Change in Net Assets Resulting from Operations	$(1,081,593)	$2,696,105	$6,760,880	$113,751,944	$(3,407,723)

(a)	For the period from March 28, 2014, commencement of operations, to September 30, 2014.

See Notes to Financial Statements

21

ADVISERS INVESTMENT TRUST JOHCM FUNDS STATEMENTS OF CHANGES IN NET ASSETS
For the year ended September 30, 2014 or September 30, 2013

	JOHCM	JOHCM
	Asia Ex-Japan	Emerging Markets
	Equity Fund	Opportunities Fund
	Sept. 30, 2014(a)	Sept. 30, 2014	Sept. 30, 2013(b)
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$88,131	$953,729	$10,834
Net realized gains (losses) from investments and foreign currency transactions	(81,738)	1,753,529	(23,636)
Change in unrealized appreciation (depreciation) on investments and foreign currency	(1,087,986)	(11,153)	52,998
Change in net assets resulting from operations	(1,081,593)	2,696,105	40,196
Dividends paid to shareholders:
From net investment income
Class I	—	— (d)	—
Class II	—	(56)	—
Institutional Class	—	(9,193)	—
From net realized gains
Class I	—	—	—
Institutional Class	—	—	—
Total dividends paid to shareholders	—	(9,249)	—
Capital Transactions:
Change in net assets from capital transactions from Class I transactions	300,000	282,210	10
Change in net assets from capital transactions from Class II transactions	300,000	210,832	—
Change in net assets from capital transactions from Institutional Class transactions	44,200,000	83,429,065	1,500,000
Change in net assets from capital transactions	44,800,000	83,922,107	1,500,010
Change in net assets	43,718,407	86,608,963	1,540,206
Net Assets:
Beginning of period	—	1,540,206	—
End of period	$43,718,407	$88,149,169	$1,540,206
Accumulated net investment income (loss)	$101,202	$853,103	$6,856

(a)	For the period from March 28, 2014, commencement of operations, to September 30, 2014.
(b)	For the period November 21, 2012, commencement of operations, to September 30, 2013.
(c)	For the period March 22, 2013, commencement of operations, to September 30, 2013.
(d)	Amount was less than $1.

See Notes to Financial Statements

22

JOHCM		JOHCM		JOHCM
Global		International		International Small
Equity Fund		Select Fund		Cap Equity Fund
Sept. 30, 2014	Sept. 30, 2013(c)	Sept. 30, 2014	Sept. 30, 2013	Sept. 30, 2014

$137,897	$19,123	$6,115,839	$4,439,372	$979,484

(786,523)	(37,314)	38,234,660	(1,272,179)	404,400

7,409,506	571,835	69,401,445	96,108,776	(4,791,607)
6,760,880	553,644	113,751,944	99,275,969	(3,407,723)

(111)	—	(2,816,436)	(1,371,320)	—
—	—	(36,148)	(51,217)	(38)
(8,515)	—	—	—	(9,748)

(705)	—	—	—	—
(41,786)	—	—	—	—
(51,117)	—	(2,852,584)	(1,422,537)	(9,786)

32,296,396	10	608,205,579	301,320,245	44,611,201

—	—	12,803,412	(1,211,725)	7,097,693

34,956,457	10,000,000	—	—	52,771,950
67,252,853	10,000,010	621,008,991	300,108,520	104,480,844
73,962,616	10,553,654	731,908,351	397,961,952	101,063,335

10,553,654	—	609,449,901	211,487,949	—
$84,516,270	$10,553,654	$1,341,358,252	$609,449,901	$101,063,335
$115,942	$11,318	$5,214,955	$2,852,602	$871,864

See Notes to Financial Statements

23

ADVISERS INVESTMENT TRUST JOHCM FUNDS FINANCIAL HIGHLIGHTS For the periods indicated

	Class I		Class II		Institutional Class
	Period Ended		Period Ended		Period Ended
	Sept. 30,		Sept. 30,		Sept. 30,
JOHCM Asia Ex-Japan Equity Fund	2014(a)		2014(a)		2014(b)
Net asset value, beginning of period	$10.27		$10.27		$10.00
Income (loss) from operations:
Net investment income (loss) (c)	0.04		0.04		0.05
Net realized and unrealized gains (losses)	(0.18)		(0.18)		0.08
Total from investment operations	(0.14)		(0.14)		0.13
Change in net asset value	(0.14)		(0.14)		0.13
Net asset value, end of period	$10.13		$10.13		$10.13
Total return (d)	(1.36%)		(1.36%)		1.30%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$296		$296		$43,127
Ratio of net expenses to average net assets	1.39	% (e)	1.54	% (e)	1.29	% (e)
Ratio of net investment income (loss) to average net assets	1.41	% (e)	1.26	% (e)	0.98	% (e)
Ratio of gross expenses to average net assets	4.62	% (e)	4.77	% (e)	2.61	% (e)
Portfolio turnover rate (d)(f)	20.98%		20.98%		20.98%

(a)	For the period from June 26, 2014, commencement of operations, to September 30, 2014.
(b)	For the period from March 28, 2014, commencement of operations, to September 30, 2014.
(c)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements

24

ADVISERS INVESTMENT TRUST JOHCM FUNDS FINANCIAL HIGHLIGHTS For the periods indicated

	Class I			Class II		Institutional Class
	Year Ended	Period Ended		Period Ended		Year Ended	Period Ended
	Sept. 30,	Sept. 30,		Sept. 30,		Sept. 30,	Sept. 30,
JOHCM Emerging Markets Opportunities Fund(a)	2014	2013(b)		2014(c)		2014	2013(b)
Net asset value, beginning of period	$10.27	$10.00		$10.82		$10.27	$10.00
Income (loss) from operations:
Net investment income (loss) (d)	0.23	0.01		0.09		0.21	0.07
Net realized and unrealized gains (losses)	0.45	0.26		0.02		0.47	0.20
Total from investment operations	0.68	0.27		0.11		0.68	0.27
Less distributions paid:
From net investment income	(0.06)	—		(0.06)		(0.06)	—
Total distributions paid	(0.06)	—		(0.06)		(0.06)	—
Change in net asset value	0.62	0.27		0.05		0.62	0.27
Net asset value, end of period	$10.89	$10.27		$10.87		$10.89	$10.27
Total return (e)	6.63%	2.70%		1.02%		6.63%	2.70%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$288	$—	(f)	$218		$87,642	$1,540
Ratio of net expenses to average net assets	1.39%	1.39	%(g)	1.54	%(g)	1.29%	1.29	%(g)
Ratio of net investment income (loss) to average net assets	2.05%	0.11	%(g)	0.99	%(g)	1.92%	0.82	%(g)
Ratio of gross expenses to average net assets	1.70%	11.69	%(g)	1.85	%(g)	1.60%	11.59	%(g)
Portfolio turnover rate (e)(h)	52.84%	76.20%		52.84%		52.84%	76.20%

(a)	Formerly the JOHCM Emerging Markets Oppotunities Fund of the Scotia Institutional Funds. See organizational note within the Notes to the Financial Statements.
(b)	For the period from November 21, 2012, commencement of operations, to September 30, 2013.
(c)	For the period from December 18, 2013, commencement of operations, to September 30, 2014.
(d)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(e)	Not annualized for periods less than one year.
(f)	Amount is less than $500.
(g)	Annualized for periods less than one year.
(h)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements

25

ADVISERS INVESTMENT TRUST JOHCM FUNDS FINANCIAL HIGHLIGHTS For the periods indicated

	Class I				Institutional Class
	Year Ended		Period Ended		Year Ended		Period Ended
	Sept. 30,		Sept. 30,		Sept. 30,		Sept. 30,
JOHCM Global Equity Fund(a)	2014		2013(b)		2014		2013(b)
Net asset value, beginning of period	$11.37		$10.00		$11.37		$10.00
Income (loss) from operations:
Net investment income (loss) (c)	0.05		0.03		0.03		0.06
Net realized and unrealized gains (losses)	2.38		1.34		2.41		1.31
Total from investment operations	2.43		1.37		2.44		1.37
Less distributions paid:
From net investment income	(—	)(d)	—		(—	)(d)	—
From net realized gains	(0.03)		—		(0.03)		—
Total distributions paid	(0.03)		—		(0.03)		—
Change in net asset value	2.40		1.37		2.41		1.37
Net asset value, end of period	$13.77		$11.37		$13.78		$11.37
Total return (e)	21.40%		13.70%		21.49%		13.70%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$34,363		$—	(f)	$50,153		$10,554
Ratio of net expenses to average net assets	1.18%		1.18	%(g)	1.08%		1.08	%(g)
Ratio of net investment income (loss) to average net assets	0.34%		0.61	%(g)	0.26%		1.08	%(g)
Ratio of gross expenses to average net assets	1.52%		4.97	%(g)	1.52%		4.87	%(g)
Portfolio turnover rate (e)(h)	68.24%		15.17%		68.24%		15.17%

(a)	Formerly the JOHCM Global Equity Fund of the Scotia Institutional Funds. See organizational note within the Notes to the Financial Statements.
(b)	For the period March 22, 2013, commencement of operations, to September 30, 2013.
(c)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(d)	Amount was less than $0.005 per share.
(e)	Not annualized for periods less than one year.
(f)	Amount is less than $500.
(g)	Annualized for periods less than one year.
(h)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements

26

ADVISERS INVESTMENT TRUST JOHCM FUNDS FINANCIAL HIGHLIGHTS For the periods indicated

	Class I
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	Sept. 30,	Sept. 30,	Sept. 30,		Sept. 30,	Sept. 30,
JOHCM International Select Fund(a)	2014	2013	2012		2011	2010
Net asset value, beginning of year	$16.97	$13.06	$11.17		$12.08	$10.50
Income (loss) from operations:
Net investment income (loss) (b)	0.11	0.19	0.14		0.11	0.15
Net realized and unrealized gains (losses)	2.22	3.80	1.84		(0.92)	1.44
Total from investment operations	2.33	3.99	1.98		(0.81)	1.59
Less distributions paid:
From net investment income	(0.07)	(0.08)	(0.09)		(0.07)	(0.01)
From net realized gains	—	—	(—	)(c)	(0.03)	—
Total distributions paid	(0.07)	(0.08)	(0.09)		(0.10)	(0.01)
Change in net asset value	2.26	3.91	1.89		(0.91)	1.58
Net asset value, end of year	$19.23	$16.97	$13.06		$11.17	$12.08
Total return	13.74%	30.71%	17.87%		(6.86%)	15.18%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$1,309,757	$593,021	$197,691		$94,501	$34,051
Ratio of net expenses to average net assets	1.05%	1.09%	1.09%		1.09%	1.09%
Ratio of net investment income (loss) to average net assets	0.61%	1.24%	1.10%		0.84%	1.43%
Ratio of gross expenses to average net assets	1.08%	1.10%	1.26%		1.42%	2.40%
Portfolio turnover rate (d)	61.20%	46.38%	50.69%		83.25%	79.52%

(a)	Formerly the JOHCM International Select Fund of the Scotia Institutional Funds. See organizational note within the Notes to the Financial Statements.
(b)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.
(c)	Amount was less than $0.005 per share.
(d)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements

27

ADVISERS INVESTMENT TRUST JOHCM FUNDS FINANCIAL HIGHLIGHTS For the periods indicated

	Class II
	Year Ended	Year Ended	Year Ended		Year Ended	Period Ended
	Sept. 30,	Sept. 30,	Sept. 30,		Sept. 30,	Sept. 30,
JOHCM International Select Fund(a)	2014	2013	2012		2011	2010(b)
Net asset value, beginning of period	$17.03	$13.11	$11.22		$12.07	$11.12
Income (loss) from operations:
Net investment income (loss) (c)	0.06	0.14	0.14		0.07	0.11
Net realized and unrealized gains (losses)	2.24	3.83	1.81		(0.89)	0.84
Total from investment operations	2.30	3.97	1.95		(0.82)	0.95
Less distributions paid:
From net investment income	(0.04)	(0.05)	(0.06)		—	—
From net realized gains	—	—	(—	)(d)	(0.03)	—
Total distributions paid	(0.04)	(0.05)	(0.06)		(0.03)	—
Change in net asset value	2.26	3.92	1.89		(0.85)	0.95
Net asset value, end of period	$19.29	$17.03	$13.11		$11.22	$12.07
Total return (e)	13.51%	30.39%	17.53%		(6.85%)	8.54%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$31,601	$16,429	$13,797		$4,116	$2,631
Ratio of net expenses to average net assets	1.29%	1.34%	1.34%		1.34%	1.34	%(f)
Ratio of net investment income (loss) to average net assets	0.32%	0.91%	1.12%		0.54%	2.12	%(f)
Ratio of gross expenses to average net assets	1.29%	1.35%	1.51%		1.67%	2.65	%(f)
Portfolio turnover rate (e)(g)	61.20%	46.38%	50.69%		83.25%	79.52%

(a)	Formerly the JOHCM International Select Fund of the Scotia Institutional Funds. See organizational note within the Notes to the Financial Statements.
(b)	For the period from March 31, 2010, commencement of operations, to September 30, 2010.
(c)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(d)	Amount was less than $0.005 per share.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.
(g)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements

28

ADVISERS INVESTMENT TRUST JOHCM FUNDS FINANCIAL HIGHLIGHTS For the periods indicated

	Class I		Class II		Institutional Class
	Period Ended		Period Ended		Period Ended
	Sept. 30,		Sept. 30,		Sept. 30,
JOHCM International Small Cap Equity Fund	2014(a)		2014(b)		2014(c)
Net asset value, beginning of period	$10.43		$10.16		$10.00
Income (loss) from operations:
Net investment income (loss) (d)	0.15		0.18		0.18
Net realized and unrealized gains (losses)	(0.38)		(0.17)		0.01
Total from investment operations	(0.23)		0.01		0.19
Less distributions paid:
From net investment income	—		(—	)(e)	(—	)(e)
Total distributions paid	—		—		—
Change in net asset value	(0.23)		0.01		0.19
Net asset value, end of period	$10.20		$10.17		$10.19
Total return (f)	(2.21%)		0.11%		1.94%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$42,640		$6,832		$51,592
Ratio of net expenses to average net assets	1.34	%(g)	1.49	%(g)	1.24	%(g)
Ratio of net investment income (loss) to average net assets	1.94	%(g)	1.96	%(g)	1.68	%(g)
Ratio of gross expenses to average net assets	1.54	%(g)	1.73	%(g)	1.73	%(g)
Portfolio turnover rate (f)(h)	7.06%		7.06%		7.06%

(a)	For the period from January 2, 2014, commencement of operations, to September 30, 2014.
(b)	For the period from November 18, 2013, commencement of operations, to September 30, 2014.
(c)	For the period from October 1, 2013, commencement of operations, to September 30, 2014.
(d)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(e)	Amount was less than $0.005 per share.
(f)	Not annualized for periods less than one year.
(g)	Annualized for periods less than one year.
(h)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements

29

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2014
The Advisers Investment Trust (the “Trust”) is an open-end registered investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated March 1, 2011 (the “Trust Agreement”). As an investment company (as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08), the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services - Investment Companies”. The Trust commenced operations on December 20, 2011. The JOHCM Asia Ex-Japan Equity Fund, JOHCM Emerging Markets Opportunities Fund, JOHCM Global Equity Fund, JOHCM International Select Fund, and JOHCM International Small Cap Equity Fund, (referred to individually as a “Fund” and collectively as the “Funds” or the “JOHCM Funds”) are each a diversified fund and series of the Trust. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. These financial statements and notes only relate to the JOHCM Funds.

Each JOHCM Fund, except for JOHCM International Select Fund, is authorized to issue three classes of shares: Class I Shares, Class II Shares, and Institutional Shares. The JOHCM International Select Fund is authorized to issue Class I Shares and Class II Shares. Each class is distinguished by the class-specific shareholder servicing fees incurred. As of September 30, 2014, the following classes were in operation:

Fund	Commencement Date	Investment Objective
JOHCM Asia Ex-Japan Equity Fund	Class I Shares: June 26, 2014	to seek long-term capital appreciation
(“Asia Ex-Japan Fund”)	Class II Shares: June 26, 2014
Institutional Shares: March 28, 2014
JOHCM Emerging Markets Opportunities Fund	Class I Shares: November 21, 2012	to seek long-term capital appreciation
(“Emerging Markets Fund”)	Class II Shares: December 18, 2013
Institutional Shares: November 21, 2012
JOHCM Global Equity Fund	Class I Shares: March 22, 2013	to seek long-term capital appreciation
(“Global Equity Fund”)	Institutional Shares: March 22, 2013
JOHCM International Select Fund	Class I Shares: July 29, 2009	to seek long-term capital appreciation
(“International Select Fund”)	Class II Shares: March 31, 2010
JOHCM International Small Cap Equity Fund	Class I Shares: January 2, 2014	to seek long-term capital appreciation
(“International Small Cap Fund”)	Class II Shares: November 18, 2013
Institutional Shares: October 1, 2013

Prior to November 18, 2013, the Emerging Markets Fund, Global Equity Fund, and International Select Fund, operated as the JOHCM Emerging Markets Opportunities Fund, JOHCM Global Equity Fund, and JOHCM International Select Fund (the “Predecessor Funds” or “Scotia Funds”), each a separate series of Scotia Institutional Funds. The predecessor JOHCM International Select Fund was authorized to issue two classes of shares: Class I Shares and Class II Shares. The predecessor JOHCM Emerging Markets Opportunities Fund and JOHCM Global Equity Fund were authorized to issue three classes of shares: Institutional Shares, Class I Shares and Class II Shares. Each class was distinguished by the class specific shareholder servicing fees incurred. On November 18, 2013, the Scotia Funds were reorganized into their respective JOHCM Fund, pursuant to a Plan of Reorganization approved by the Predecessor Funds’ Board of Trustees on August 1, 2013 (the “Reorganization”). At the time of Reorganization, each Scotia Fund transferred all of its assets to the corresponding JOHCM Fund in exchange for shares of the corresponding JOHCM Fund and the JOHCM Fund’s assumption of all the liabilities of the Scotia Fund. Upon closing of the Reorganization, holders of each Predecessor Fund’s Institutional Shares, Class I Shares and Class II Shares received shares of the corresponding JOHCM Fund. The Reorganization was tax-free.

Prior to the Reorganization, the Emerging Markets Fund, Global Equity Fund, and International Select Fund had no net assets or operations in the Trust, and therefore, activity shown in the Statements of Operations, Statements of Changes in Net Assets and Financial Highlights prior to the Reorganization represents the operations and changes in net assets of the respective Scotia Fund. The cost basis of the investments transferred from each Predecessor Fund was carried forward to the corresponding JOHCM Fund for accounting and tax purposes.

30

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2014

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties of the Funds. In addition, in the normal course of business, the Funds enter into contracts with its vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

A.    Significant accounting policies related to Investments are as follows:

INVESTMENT VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

●	Level 1 — quoted prices in active markets for identical assets

●	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 pm EST, each business day on which the share price of the Funds are calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as a Level 1 in the fair value hierarchy.

Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

When the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), the Funds’ Fair Value Committee may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision of the Trustees. In addition, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds’ net asset value are calculated. The Funds identify possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Funds may use a systematic valuation model provided by an independent third party pricing service to fair value their international equity securities.

31

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2014

In the fair value situations as noted above, while the Trust’s valuation policy is intended to result in a calculation of each Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of September 30, 2014 in valuing each Fund’s investments based upon the three fair value levels defined above:

		Level 2 -
		Other	Level 3 -
		Significant	Significant
	Level 1 -	Observable	Unobservable
Fund	Quoted Prices	Inputs	Inputs	Total
Asia Ex-Japan Fund
Common Stocks:
China	$667,771	$7,023,059	$—	$7,690,830
India	1,213,974	—	—	1,213,974
All Other Common Stocks(1)	—	23,042,139	—	23,042,139
Equity-Linked Securities:
India	—	10,064,155	—	10,064,155
Total Investments	$1,881,745	$40,129,353	$—	$42,011,098
Emerging Markets Fund
Common Stocks:
Brazil	$1,997,446	$—	$—	$1,997,446
China	2,390,031	15,876,600	—	18,266,631
Hong Kong	2,496,405	5,209,855	—	7,706,260
India	7,544,525	—	—	7,544,525
Netherlands	1,851,564	—	—	1,851,564
Taiwan	2,156,657	11,875,780	—	14,032,437
Thailand	1,268,373	267,451	—	1,535,824
All Other Common Stocks(1)	—	24,203,697	—	24,203,697
Equity-Linked Securities(1)	—	6,671,199	—	6,671,199
Preferred Stocks(1)	—	1,581,530	—	1,581,530
Total Investments	$19,705,001	$65,686,112	$—	$85,391,113
Global Equity Fund
Common Stocks:
Canada	$2,733,552	$—	$—	$2,733,552
Ireland	2,751,505	2,784,508	—	5,536,013
Israel	2,511,058	—	—	2,511,058
Netherlands	2,536,769	—	—	2,536,769
Singapore	2,632,272	—	—	2,632,272
United States	30,749,812	—	—	30,749,812
All Other Common Stocks(1)	—	29,582,653	—	29,582,653
Master Limited Partnerships(1)	4,852,940	—	—	4,852,940
Total Investments	$48,767,908	$32,367,161	$—	$81,135,069

32

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2014

		Level 2 -
		Other	Level 3 -
		Significant	Significant
	Level 1 -	Observable	Unobservable
Fund	Quoted Prices	Inputs	Inputs	Total
International Select Fund
Common Stocks:
Canada	$41,582,420	$—	$—	$41,582,420
Ireland	41,750,341	44,527,496	—	86,277,837
Israel	39,411,685	—	—	39,411,685
Netherlands	39,491,227	—	—	39,491,227
Singapore	40,983,264	—	—	40,983,264
United States	169,583,884	—	—	169,583,884
All Other Common Stocks(1)	—	860,031,601	—	860,031,601
Total Investments	$372,802,821	$904,559,097	$—	$1,277,361,918
International Small Cap Equity Fund
Common Stocks:
Brazil	$941,695	$—	$—	$941,695
Canada	2,767,997	—	—	2,767,997
All Other Common Stocks(1)	—	95,486,511	—	95,486,511
Preferred Stocks(1)	—	1,496,587	—	1,496,587
Total Investments	$3,709,692	$96,983,098	$—	$100,692,790

(1) See investment countries in the Schedule of Investments

As of September 30, 2014, there were no Level 3 securities held by the Funds. The Funds’ policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the year ended September 30, 2014 for the Asia Ex-Japan Fund, Global Equity Fund, International Select Fund and International Small Cap Fund. The Emerging Markets Fund had transfers as follows:

	Transfers from
Fund	Level 1 to Level 2	Reason
Emerging Markets Fund
Common Stocks
Korea	$1,466,027	Fair value adjustments were applied to the last
Equity-Linked Securities		traded price of certain foreign equity linked securities.
India	923,896

	Transfers from
Fund	Level 2 to Level 1	Reason
Emerging Markets Fund
Common Stocks
Brazil	$1,997,446	Foreign equity securities were valued at
Thailand	1,268,373	unadjusted quoted market prices.

EQUITY-LINKED SECURITIES

The Funds may invest in equity-linked securities, also known as participation notes. The Funds may use these instruments as an alternate means to gain exposure to what is generally an emerging securities market, such as countries in which it does not have local accounts. These instruments represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such equity securities. These instruments are generally issued by the associates of foreign-based foreign

33

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2014
brokerages and domestic institutional brokerages. Accordingly, the equity-linked securities also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments. At September 30, 2014, the Funds held equity-linked securities issued by counterparties as follows:
			% of
Fund	Counterparty	Fair Value	Net Assets
Asia Ex-Japan Fund	CLSA Financial Products Ltd.	$1,379,801	3.2%
Asia Ex-Japan Fund	Deutsche Bank A.G. London	5,646,133	12.9%
Asia Ex-Japan Fund	Merrill Lynch Intl & Co.	1,198,156	2.7%
Asia Ex-Japan Fund	Standard Chartered Bank	1,840,065	4.2%
Emerging Markets Fund	CLSA Financial Products Ltd.	923,896	1.0%
Emerging Markets Fund	Deutsche Bank A.G. London	2,503,472	2.9%
Emerging Markets Fund	Merrill Lynch Intl & Co.	3,243,831	3.7%

CURRENCY TRANSACTIONS

The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investment transactions on the Statements of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency transactions on the Statements of Operations.

The Funds may engage in spot currency transactions for the purpose of foreign security settlement and operational processes. Changes in foreign currency exchange rates will affect the value of the Funds’ securities and the price of the Funds’ shares. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as security markets.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. At financial reporting period ends, investments are reported as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

ALLOCATIONS

Each Fund is charged for those expenses that are directly attributable to that Fund. Certain expenses that arise in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the JOHCM Funds in proportion to each Fund’s relative net assets or other reasonable basis.

34

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2014

The investment income, expenses (other than class-specific expenses charged to a class), and realized/unrealized gains/losses on investments are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized/unrealized gains/losses are incurred.

DIVIDENDS AND DISTRIBUTIONS

The Funds intend to distribute substantially all of their net investment income as dividends to shareholders on an annual basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital, etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

The Fund analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions that remain subject to examination. The Predecessor Funds’ federal tax returns filed for the fiscal years ended September 30, 2011 through September 30, 2013, as applicable, remain subject to examination by the Internal Revenue Service. Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken and the Fund is note aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

OTHER RISKS

Securities markets outside the United States (“U.S.”), while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices are more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. Other risks associated with investing in foreign securities include, among other things, imposition of exchange control regulation by the U.S. or foreign governments, U.S. and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, and economic or political instability in foreign nations. There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the U.S., and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies.

35

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2014

Certain Funds may invest in emerging market securities. Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, condition and stability of financial institutions, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, a Fund may face greater difficulties or restrictions with respect to investments made in emerging markets countries than in the U.S. Satisfactory custodial services may not be available in some emerging markets countries, which may result in a Fund incurring additional costs and delays in the trading and custody of such securities.

B.    Fees and Transactions with Affiliates and Other Parties

The Funds have entered into an investment management agreement (the “Agreement”) with JO Hambro Capital Management Limited (the “Adviser” or “JOHCM”) to provide investment management services to the Funds. Under the terms of the Agreement, the Adviser receives an annual fee, computed daily and payable monthly, at the annual rates set for in the following table (expressed as a percentage of each Fund’s respective average daily net assets). The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, expenses associated with investments in underlying investment companies, brokerage commissions, interest, dividends, litigation and indemnification expenses) exceed the rates in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

			Expense
Fund	Class	Advisory Fee	Limitation
Asia Ex-Japan Fund	Class I	1.09%	1.39%
Asia Ex-Japan Fund	Class II	1.09%	1.54%
Asia Ex-Japan Fund	Institutional	1.09%	1.29%
Emerging Markets Fund	Class I	1.05%	1.39%
Emerging Markets Fund	Class II	1.05%	1.54%
Emerging Markets Fund	Institutional	1.05%	1.29%
Global Equity Fund	Class I	0.95%	1.18%
Global Equity Fund	Class II	0.95%	1.33%
Global Equity Fund	Institutional	0.95%	1.08%
International Select Fund	Class I	0.89%	1.05%
International Select Fund	Class II	0.89%	1.30%
International Small Cap Fund	Class I	1.05%	1.34%
International Small Cap Fund	Class II	1.05%	1.49%
International Small Cap Fund	Institutional	1.05%	1.24%

The expense limitation is effective until January 28, 2016. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three fiscal years from the year on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, expenses associated with investments in underlying investment companies, brokerage commissions, interest, dividends, litigation and indemnification expenses) to exceed the current expense limitation at the time of repayment or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the Investment Management Agreement.

36

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2014
JOHCM (USA) Inc. (the “Sub-Adviser”) serves as the investment sub-adviser to the International Small Cap Fund. For its services, the Sub-Adviser is paid a fee of 1.05%, based on average daily net assets, by the Adviser.

Prior to the Reorganization, the Predecessor Funds had entered into an investment management agreement (the “Predecessor Agreement”) with Scotia Institutional Investments US, LP (“SII”) pursuant to which SII provided investment management services to the Predecessor Funds and was entitled to receive a fee calculated daily and payable monthly at an annual rate of the average daily net assets of the Predecessor Funds. As investment adviser to the Predecessor Funds, SII had the ultimate responsibility over JO Hambro, as sub-adviser to the Predecessor Funds, and was responsible for the investment performance of the Predecessor Funds. SII had contractually agreed to waive fees and reimburse expenses in order to keep the Predecessor Funds’ total annual operating expenses from exceeding the following limits (“Predecessor Expense Limitation”). The annual investment advisory fee paid and the expense caps for the Predecessor Funds were as follows:

			Net Total
		Investment	Annual
		Advisory	Operating
Fund	Class	Fees	Expenses
JOHCM Emerging Markets Opportunities Fund	Class I	1.05%	1.39%
JOHCM Emerging Markets Opportunities Fund	Institutional Class	1.05%	1.29%
JOHCM Global Equity Fund	Class I	0.95%	1.18%
JOHCM Global Equity Fund	Institutional Class	0.95%	1.08%
JOHCM International Select Fund	Class I	0.85%	1.09%
JOHCM International Select Fund	Class II	0.85%	1.34%

Prior to the Reorganization, SII had entered into an investment sub-advisory agreement (the “Predecessor Sub-Advisory Agreement”) with JOHCM, pursuant to which JOHCM served as sub-adviser to the Predecessor Funds. Sub-advisory fees paid to JOHCM under the Predecessor Sub-Advisory Agreement were paid by SII, not out of the Predecessor Funds’ assets. In accordance with the terms of the Predecessor Advisory Agreement and Predecessor Sub-Advisory Agreement, SII and JOHCM provided a continuous investment program for the Predecessor Funds’ portfolios, and oversaw the administration of all aspects relating to the Predecessor Funds’ business and affairs.

For its services as investment sub-adviser to the Predecessor Funds, JOHCM was entitled to receive investment sub-advisory fees from SII at an annualized rate, calculated daily based on the average daily net assets of the Predecessor Funds and paid monthly as set forth below:

Fund	Sub-Advisory Fee
JOHCM Emerging Markets Opportunities Fund	0.70% of assets on the first $100 million
0.75% of assets on the next $150 million
0.80% of assets in excess of $250 million
JOHCM Global Equity Fund	0.55% of assets on the first $100 million
0.675% of assets on the next $200 million
0.80% of assets in excess of $300 million
JOHCM International Select Fund	0.40% of assets on the first $30 million
0.58% of assets on the next $70 million
0.64% of assets in excess of $100 million

Prior to the Reorganization, SII could recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made, as long as the Predecessor Expense Limitation was maintained. In connection with the Reorganization, any prior SII waiver and/or reimbursements are no longer recoverable from the Funds.

37

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2014

For the year ended September 30, 2014, the JOHCM Funds and the Predecessor Funds incurred advisory fees payable to JOHCM and SII, expense reimbursements from JOHCM and SII and made expense recoupments to SII (prior to the Reorganization) as follows:

	Advisory	Advisory	Advisory	Total
	Fee to	Fee to	Fees Recouped	Advisory
Fund	JOHCM	SII	by SII	Fees
Asia Ex-Japan Fund	$97,397	N/A	N/A	$97,397
Emerging Markets Fund	519,146	$2,217	$—	521,363
Global Equity Fund	439,353	18,433	—	457,786
International Select Fund	8,191,885	729,459	43,857	8,965,201
International Small Cap Fund	575,521	—	—	575,521

	Expenses	Expenses	Total Advisory
	Reduced	Reduced	Expense
Fund	by JOHCM(1)	by SII	Reductions
Asia Ex-Japan Fund	$120,745	N/A	$120,745
Emerging Markets Fund	131,240	$21,282	152,522
Global Equity Fund	180,549	14,888	195,437
International Select Fund	275,044	—	275,044
International Small Cap Fund	176,280	N/A	176,280

(1) Amounts are subject to repayment by the Funds to JOHCM through September 30, 2017, subject to the terms of expense limitation agreement.

BHIL Distributors, Inc. (“Distributor”) provides distribution services to the Funds pursuant to a distribution agreement with the Trust. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Funds on a continuous basis. Currently, the Adviser, at its own expense, pays the Distributor a stated basis-point fee and reimbursement for certain expenses and out-of-pocket costs incurred on behalf of the Funds. Prior to the Reorganization, Foreside Fund Services, LLC served as the Predecessor Funds’ distributor.

The Northern Trust Company (“Northern Trust”) serves as the financial administrator, transfer agent, custodian and fund accounting agent for the Funds pursuant to written agreements between the Funds and Northern Trust. The Funds have agreed to pay Northern Trust a tiered basis-point fee based on the JOHCM Funds’ complex level net assets, and certain per account and transaction charges. The total fee is subject to a minimum annual fee of $135,000 per fund relating to these services, and reimbursement for certain expenses incurred on behalf of the Funds.

Prior to the Reorganization, the Predecessor Funds had entered into an Administration and Accounting Services Agreement with BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) to provide accounting and administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. BNYMIS also acted as transfer agent and dividend disbursing agent for the Predecessor Funds. For these services BNYMIS received a monthly fee based on shareholder processing activity during the month. The Bank of New York Mellon Corporation acted as custodian of the Predecessor Funds.

Fees paid to Northern Trust and BNYMIS for their services are reflected as “Accounting and Administration” fees on the Statements of Operations and are as follows:
	Fees to	Fees to	Total Accounting and
Fund	Northern Trust	BNYMIS	Administration Fees
Asia Ex-Japan Fund	$69,998	N/A	$69,998
Emerging Markets Fund	125,330	$15,830	141,160
Global Equity Fund	139,957	14,238	154,195
International Select Fund	841,477	81,900	923,377
International Small Cap Fund	153,598	N/A	153,598

38

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2014

Beacon Hill Fund Services, Inc. (“Beacon Hill”) provides Compliance Services, Financial Control Services and Business Management and Governance Services for the Funds pursuant to a written agreement between the Funds and Beacon Hill, including providing the President, Treasurer, Chief Compliance Officer and Secretary to the Funds and performing certain regulatory administrative services. The Funds have agreed to pay Beacon Hill a tiered basis-point fee based on the JOHCM Funds’ complex level net assets, subject to an overall minimum annual fee of $200,000 for the JOHCM Funds for these services, and reimburse for certain expenses incurred on behalf of the Funds. Total fees paid to Beacon Hill pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statements of Operations.

Beacon Hill has agreed to voluntarily waive its fees for the Emerging Markets Fund, Global Equity Fund and International Small Cap Fund until the earlier of each Fund reaching $25 million in net assets or six months of operations within the Trust. The fees waived by Beacon Hill were $255, $1,470 and $27,044 for the Emerging Markets Fund, Global Equity Fund, and International Small Cap Fund, respectively. The amounts are included in “Expenses reduced by Service Providers” on the Statements of Operations. The amounts waived by Beacon Hill are not subject to recoupment.

Carne Global Financial Services (US) LLC (“Carne”) provides Risk Management and Oversight Services for the JOHCM Funds pursuant to a written agreement between the JOHCM Funds and Carne, including providing the Risk Officer to the JOHCM Funds to administer the fund risk program and oversee the analysis of investment performance and performance of service providers. The JOHCM Funds have agreed to pay Carne an annual fee of $40,000 for the first fund and an additional $5,000 per fund thereafter for these services, and reimburse for certain expenses incurred on behalf of the JOHCM Funds. Total fees paid to Carne pursuant to these agreements are reflected as “Risk Officer” fees on the Statement of Operations.

Certain officers and Trustees of the Trust are affiliated with Beacon Hill, Northern Trust, Carne or the Distributor and receive no compensation directly from the Funds for serving in their respective roles. Through March 31, 2014, the Trust paid each Independent Trustee compensation for their services based on an annual retainer of $15,000 and reimbursement for certain expenses. As of April 1, 2014, the Trust pays an annual retainer of $22,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply.

Except for the Chief Compliance Officer, the Predecessor Funds did not pay any fees to its Officers for their services as such. The Predecessor Funds also paid each Independent Trustee an annual retainer of $12,500 ($18,500 in the case of the lead independent trustee), $3,500 per quarterly and special in-person meeting, $1,000 per Audit Committee meeting, and $500 per telephonic meeting. Trustees were reimbursed for reasonable expenses incurred in attending all meetings.

C.	Shareholder Servicing Plans

The Trust adopted a Shareholder Servicing Plan pursuant to which the Trust entered into agreements with institutions or other financial intermediaries under which they rendered certain shareholder administrative support services for their customers or other investors who beneficially owned Class I Shares (except for the International Select Fund) and Class II Shares. As compensation under the Shareholder Servicing Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.10% and 0.25% of the average daily net assets of the outstanding Class I Shares and Class II Shares, respectively. Prior to the Reorganization, the Predecessor Funds had a similar shareholder servicing plan with the same fee schedules for the Predecessor Funds. Total fees paid pursuant to these agreements are reflected as “Servicing Fee” on the Statements of Operations.

39

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2014

D.	Investment Transactions

For the year ended September 30, 2014, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

		Proceeds
Fund	Cost of Purchases	from Sales
Asia Ex-Japan Fund	$47,096,078	$3,939,234
Emerging Markets Fund	106,920,461	24,850,886
Global Equity Fund	95,825,067	31,566,603
International Select Fund	1,160,088,803	584,486,208
International Small Cap Fund	109,018,998	4,055,527

E.	Federal Income Tax

As of September 30, 2014, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
Fund	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
Asia Ex-Japan Fund	$43,106,022	$1,341,881	$(2,436,805)	$(1,094,924)
Emerging Markets Fund	85,358,124	5,019,352	(4,986,363)	32,989
Global Equity Fund	73,099,358	9,063,375	(1,027,664)	8,035,711
International Select Fund	1,102,738,368	194,611,366	(19,987,816)	174,623,550
International Small Cap Fund	105,562,133	3,171,335	(8,040,678)	(4,869,343)

The tax character of distributions paid by the JOHCM Funds during the latest tax year ended September 30, 2014, and by the Predecessor Funds during their year ended September 30, 2013 were as follows:

	Distributions From
	Ordinary	Long-Term	Ordinary	Long-Term
	Income*	Capital Gains	Income*	Capital Gains
Fund	2014	2014	2013	2013
Emerging Markets Fund	$9,249	$—	$—	$—
Global Equity Fund	51,117	—	—	—
International Select Fund	2,852,584	—	1,422,537	—
International Small Cap Fund	9,786	—	—	—

*Ordinary income includes short-term capital gains, if any.

As of the latest tax year ended September 30, 2014, the components of accumulated earnings on a tax basis for the Funds were as follows:

	Asia	Emerging	Global	International	International
	Ex-Japan	Markets	Equity	Select	Small Cap
	Fund	Fund	Fund	Fund	Fund
Undistributed Ordinary Income	$101,202	$2,630,397	$26,025	$10,084,507	$1,468,295
Undistributed Long-Term Capital Gains	—	61,963	270,029	46,119,947	—
Accumulated Capital and Other Losses	(51,254)	—	(1,067,507)	(17,747,980)	—
Unrealized Appreciation (Depreciation)	(1,094,939)	34,692	8,034,860	174,580,586	(4,876,873)
Total Accumulated Earnings (Deficit)	$(1,044,991)	$2,727,052	$7,263,407	$213,037,060	$(3,408,578)

40

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2014

For the period subsequent to October 31, 2013, through the fiscal year ended September 30, 2014, the following Funds incurred net capital losses and/or Section 988 net currency losses which each Fund intends to treat as having been incurred in the following fiscal year:

Fund	Amount
Global Equity Fund	$1,067,507
International Select Fund	17,747,980

At September 30, 2014, capital losses incurred by the Funds are carried forward indefinitely under the provisions of the Regulated Investment Company Modernization Act of 2010 are as follows:

	Short-Term		Long-Term
	Capital Loss		Capital Loss
Fund	Carry-forward		Carry-forward
Asia Ex-Japan Fund	$(51,254	) *	$—

*  A portion of the capital loss carry-forwards may be subject to limitations under Section 382 of the Internal Revenue Code, and is available to the extent allowed by tax law to offset future net capital gain, if any.

Primarily as a result of differing book/tax treatment of foreign currency transactions, the Funds made reclassifications among certain capital accounts. These reclassifications have no effect on net assets or net asset value per share. As of September 30, 2014, the following reclassifications were made to the Funds’ Statements of Assets and Liabilities:

	Accumulated	Accumulated
	Net Investment	Net Realized	Paid in
Fund	Income (Loss)	Gains (Losses)	Capital
Asia Ex-Japan Fund	$13,071	$23,531	$(36,602)
Emerging Markets Fund	(98,233)	98,233	—
Global Equity Fund	(24,647)	24,647	—
International Select Fund	(900,902)	900,885	17
International Small Cap Fund	(97,834)	106,765	(8,931)

F.	Capital Share Transactions

Transactions in dollars for common stock for the year ended September 30, 2014, were as follows:

		Proceeds	Reinvestment	Payments for	Net Increase
		from	of	Shares	(Decrease) in
Fund	Class	Shares Sold	Dividends	Redeemed	Net Assets
Asia Ex-Japan Fund	Class I	$300,000	$—	$—	$300,000
Asia Ex-Japan Fund	Class II	300,000	—	—	300,000
Asia Ex-Japan Fund	Institutional	44,200,000	—	—	44,200,000
Emerging Markets Fund	Class I	1,223,469	—	(941,259)	282,210
Emerging Markets Fund	Class II	1,017,725	47	(806,940)	210,832
Emerging Markets Fund	Institutional	85,493,436	7,814	(2,072,185)	83,429,065
Global Equity Fund	Class I	32,307,593	816	(12,013)	32,296,396
Global Equity Fund	Institutional	37,721,108	49,291	(2,813,942)	34,956,457
International Select Fund	Class I	685,674,666	1,768,137	(79,237,224)	608,205,579
International Select Fund	Class II	16,935,063	36,148	(4,167,799)	12,803,412
International Small Cap Fund	Class I	45,339,398	—	(728,197)	44,611,201
International Small Cap Fund	Class II	8,022,280	35	(924,622)	7,097,693
International Small Cap Fund	Institutional	53,359,297	6,462	(593,809)	52,771,950

41

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2014

Transactions in shares of common stock for the year ended September 30, 2014, were as follows:

			Shares from		Net Increase
		Shares	Reinvested	Shares	(Decrease) in
Fund	Class	Sold	Dividends	Redeemed	Shares
Asia Ex-Japan Fund	Class I	29,211	—	—	29,211
Asia Ex-Japan Fund	Class II	29,211	—	—	29,211
Asia Ex-Japan Fund	Institutional	4,259,112	—	—	4,259,112
Emerging Markets Fund	Class I	109,133	—	(82,635)	26,498
Emerging Markets Fund	Class II	92,680	4	(72,601)	20,083
Emerging Markets Fund	Institutional	8,085,374	716	(189,934)	7,896,156
Global Equity Fund	Class I	2,496,471	65	(887)	2,495,649
Global Equity Fund	Institutional	2,924,753	3,897	(216,679)	2,711,971
International Select Fund	Class I	37,308,361	96,831	(4,251,925)	33,153,267
International Select Fund	Class II	898,478	1,970	(226,738)	673,710
International Small Cap Fund	Class I	4,248,192	—	(67,970)	4,180,222
International Small Cap Fund	Class II	758,247	4	(86,441)	671,810
International Small Cap Fund	Institutional	5,118,310	626	(56,210)	5,062,726

Transactions in dollars for common stock by the Predecessor Funds for the year ended September 30, 2013, were as follows:

		Proceeds	Reinvestment	Payments for	Net Increase
		from	of	Shares	(Decrease) in
Fund	Class	Shares Sold	Dividends	Redeemed	Net Assets
JOHCM Emerging Markets Opportunities Fund	Class I	$10	$—	$—	$10
JOHCM Emerging Markets Opportunities Fund	Institutional	1,500,000	—	—	1,500,000
JOHCM Global Equity Fund	Class I	10	—	—	10
JOHCM Global Equity Fund	Institutional	10,000,000	—	—	10,000,000
JOHCM International Select Fund	Class I	344,664,282	1,097,514	(44,441,551)	301,320,245
JOHCM International Select Fund	Class II	2,218,261	51,217	(3,481,203)	(1,211,725)

Transactions in shares for common stock by the Predecessor Funds for the year ended September 30, 2013, were as follows:

			Shares from		Net Increase
		Shares	Reinvested	Shares	(Decrease)
Fund	Class	Sold	Dividends	Redeemed	in Shares
JOHCM Emerging Markets Opportunities Fund	Class I	1	—	—	1
JOHCM Emerging Markets Opportunities Fund	Institutional	150,000	—	—	150,000
JOHCM Global Equity Fund	Class I	1	—	—	1
JOHCM Global Equity Fund	Institutional	928,172	—	—	928,172
JOHCM International Select Fund	Class I	22,858,054	82,520	(3,130,814)	19,809,760
JOHCM International Select Fund	Class II	148,529	3,828	(240,017)	(87,660)

G.	Concentration of Ownership

It is expected that a significant portion of the Funds’ shares will be held in omnibus and other institutional accounts, which typically hold shares for the benefit of other underlying investors. To the extent that an omnibus position redeems a large portion of its investment in a Fund, this could have a disruptive impact on the efficient implementation of the Fund’s investment strategy and result in increased overall expenses for the remaining shareholders.

42

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2014

In addition, as of September 30, 2014, the Adviser held outstanding shares of the JOHCM Funds as follows:

Fund	Class	% Ownership
Asia Ex-Japan Fund	Class I	100.00%
Asia Ex-Japan Fund	Class II	100.00%
Asia Ex-Japan Fund	Institutional	4.70%
Emerging Markets Fund	Class I	70.34%
Emerging Markets Fund	Class II	97.43%
Emerging Markets Fund	Institutional	4.30%
International Small Cap Fund	Class I	0.23%
International Small Cap Fund	Institutional	14.26%

43

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
September 30, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Advisers Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JOHCM Asia Ex-Japan Equity Fund (commenced operations on March 28, 2014), JOHCM Emerging Markets Opportunities Fund, JOHCM Global Equity Fund, JOHCM International Select Fund and JOHCM International Small Cap Equity Fund (five of the portfolios included in Advisers Investment Trust, hereafter referred to as the “Funds”) at September 30, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for the period ended September 30, 2014 and the financial highlights of JOHCM International Select Fund for the period ended September 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statements of changes in net assets for the period ended September 30, 2013 and the financial highlights for each of the periods ended September 30, 2013, 2012 and 2011 of JOHCM Emerging Markets Opportunities Fund, JOHCM Global Equity Fund and JOHCM International Select Fund were audited by other auditors whose report dated November 25, 2013 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP
Chicago, Illinois
November 24, 2014

44

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
ADDITIONAL INFORMATION
September 30, 2014 (Unaudited)

A.	Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested for the six months period April 1, 2014 to September 30, 2014.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Actual Expense Example

			Beginning	Ending Account
		Expense	Account Value	Value	^Expenses Paid
Fund	Class	Ratio	4/1/2014	9/30/2014	4/1/14-9/30/14
Asia Ex-Japan Fund	Class I	1.39%	$1,000.00	$986.40	$3.67
Asia Ex-Japan Fund	Class II	1.54%	1,000.00	986.40	4.06
Asia Ex-Japan Fund	Institutional	1.29%	1,000.00	1,006.00	6.49
Emerging Markets Fund	Class I	1.39%	1,000.00	1,022.50	7.05
Emerging Markets Fund	Class II	1.54%	1,000.00	1,021.60	7.80
Emerging Markets Fund	Institutional	1.29%	1,000.00	1,022.50	6.54
Global Equity Fund	Class I	1.18%	1,000.00	1,073.30	6.13
Global Equity Fund	Institutional	1.08%	1,000.00	1,074.00	5.62
International Select Fund	Class I	1.05%	1,000.00	1,045.10	5.38
International Select Fund	Class II	1.30%	1,000.00	1,043.80	6.66
International Small Cap Fund	Class I	1.34%	1,000.00	945.30	6.53
International Small Cap Fund	Class II	1.49%	1,000.00	944.30	7.26
International Small Cap Fund	Institutional	1.24%	1,000.00	945.30	6.05

^
Actual expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the actual number of operational days in the most recent half fiscal year, and divided by the number of days in the current year (365). Hypothetical expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

45

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
ADDITIONAL INFORMATION
September 30, 2014 (Unaudited)

Hypothetical Expense Example

			Beginning	Ending Account
		Expense	Account Value	Value	^Expenses Paid
Fund	Class	Ratio	4/1/2014	9/30/2014	4/1/14-9/30/14
Asia Ex-Japan Fund	Class I	1.39%	$1,000.00	$1,018.10	$7.03
Asia Ex-Japan Fund	Class II	1.54%	1,000.00	1,017.35	7.79
Asia Ex-Japan Fund	Institutional	1.29%	1,000.00	1,018.60	6.53
Emerging Markets Fund	Class I	1.39%	1,000.00	1,018.10	7.03
Emerging Markets Fund	Class II	1.54%	1,000.00	1,017.35	7.79
Emerging Markets Fund	Institutional	1.29%	1,000.00	1,018.60	6.53
Global Equity Fund	Class I	1.18%	1,000.00	1,019.15	5.97
Global Equity Fund	Institutional	1.08%	1,000.00	1,019.65	5.47
International Select Fund	Class I	1.05%	1,000.00	1,019.80	5.32
International Select Fund	Class II	1.30%	1,000.00	1,018.55	6.58
International Small Cap Fund	Class I	1.34%	1,000.00	1,018.35	6.78
International Small Cap Fund	Class II	1.49%	1,000.00	1,017.60	7.54
International Small Cap Fund	Institutional	1.24%	1,000.00	1,018.85	6.28

^
Actual expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the actual number of operational days in the most recent half fiscal year, and divided by the number of days in the current year (365). Hypothetical expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (365).

B.	Qualified Dividend Income (QDI)

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2014 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

Fund	QDI Percentage
Emerging Markets Fund	84.56%
Global Equity Fund	16.88%
International Select Fund	100.00%
International Small Cap Fund	88.79%

C.	Corporate Dividends Received Deduction (DRD)

A percentage of the dividends distributed during the fiscal year ended September 30, 2014 for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	Corporate DRD Percentage
Emerging Markets Fund	0.47%
Global Equity Fund	15.85%
International Select Fund	0.38%

46

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
ADDITIONAL INFORMATION
September 30, 2014 (Unaudited)

D.	Foreign Tax Credit

The Funds below intends to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

Fund	Foreign Tax Credit	Foreign Source Income
Asia Ex-Japan Fund	$0.0039	$0.0268
Emerging Markets Fund	$0.0185	$0.1249
Global Equity Fund	$0.0059	$0.0325
International Select Fund	$0.0139	$0.1020
International Small Cap Fund	$0.0166	$0.1198

E.	Other Information

Investors may obtain a copy of the proxy voting policies and procedures by writing to the Trust in the name of the Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Trust at 866-260-9549 (toll free) or 312-557-5913. Information about how the Funds voted proxies relating to portfolio securities for each 12 month period ending June 30th is available without charge, upon request, by calling the Trust at 866-260-9549 (toll free) or 312-557-5913 and on the SEC’s website at http://www.sec.gov.

The Funds file a complete Schedule of Investments with the Commission for the first and third quarters of each fiscal year on Form N-Q and is available without charge on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

F.	Trustees and Officers

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Year of Birth1	Position(s) Held with the Trust2	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee2	Other Directorships Held by Trustee During Past 5 Years
D’Ray Moore Rice Year of Birth: 1959	Trustee	Indefinite/ July 2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present	10	Diamond Hill Funds

Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/ July 2011 to present	President, Vadar Capital LLC, 2008 to present; Director, First Franklin Corp. 2009 to 2011	10	First Franklin Corp.

Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/ Julys 2011 to present	Retired; President and CEO of the Ohio Bankers League 1991 to 2013; Independent Trustee, Boston Trust & Walden Funds 1992 to present; Independent Trustee, Coventry Funds Trust 1997 to 2013	10	Boston Trust & Walden Funds and Coventry Funds Trust

1	The mailing address of each officer is 4041 North High Street, Suite 402, Columbus, OH 43214.
2	The Trust consists of the various series of the Trust.

47

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
ADDITIONAL INFORMATION
September 30, 2014 (Unaudited)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Year of Birth1	Position(s) Held with the Trust2	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee2	Other Directorships Held by Trustee During Past 5 Years
Dina A. Tantra Year of Birth: 1969	Trustee and President	Indefinite/ September 2012 to present	Director, Secretary and General Counsel, Beacon Hill Fund Services, Inc., 2008 to present; Secretary and General Counsel, BHIL Distributors, Inc., 2008 to present	10	None

Peter B. Cherecwich Year of Birth: 1964	Trustee	Indefinite/ May 2013 to present	Executive Vice President, The Northern Trust Company, 2008 to present	10	None

Scott Craven Jones Year of Birth: 1962	Risk Officer	Indefinite/ July 2014 to present
Director, JOHCM (USA) Inc., June 2014 to present; Director, Carne Global Financial Services, Inc., 2013 to present; Adviser, Wanzenburg Partners LLC, 2012 to 2013; Chief Operating Officer and Chief Financial Officer, Aurora Investment Management, 2010 to 2012
				N/A	N/A

Rodney Ruehle Year of Birth: 1968	Chief Compliance Officer	Indefinite/ July 2011 to present
Director, Beacon Hill Fund Services, Inc. 2008 to present; Chief Compliance Officer, Asset Management Funds, November 2009 to present; Chief Compliance Officer of Tributary Funds, Inc., December 2009 to present; Chief Compliance Officer, Penn Series Funds, Inc., February 2012 to present
				N/A	N/A

Troy Sheets Year of Birth: 1971	Treasurer	Indefinite/ July 2011 to present	Director, Beacon Hill Fund Services, Inc., 2009 to present	N/A	N/A

Trent Statczar Year of Birth: 1971	Assistant Treasurer	Indefinite/ July 2011 to present	Director, Beacon Hill Fund Services, Inc., 2008 to present	N/A	N/A

Dana Gentile Year of Birth: 1962	Secretary	Indefinite/ December 2013 to present	Director, Beacon Hill Fund Services, Inc., 2013 to present; Senior Vice President Citi Fund Services Ohio, 1987 to 2013	N/A	N/A

48

ADVISERS INVESTMENT TRUST
JOHCM FUNDS
ADDITIONAL INFORMATION
September 30, 2014 (Unaudited)

Name, Address and Year of Birth1	Position(s) Held with the Trust2	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee2	Other Directorships Held by Trustee During Past 5 Years
Lori K. Cramer Year of Birth: 1967	Assistant Secretary	Indefinite/ July 2014 to present	Director, Beacon Hill Fund Services, 2014 to present; Paralegal, Nationwide Financial Services, Inc., 2002 to 2014	N/A	N/A

Barbara J. Nelligan Year of Birth: 1969	Vice President	Indefinite/ December 2012 to present	Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 1991 to present	N/A	N/A

1	The mailing address of each officer is 4041 North High Street, Suite 402, Columbus, OH 43214.
2	The Trust consists of the various series of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statements of Additional Information, call toll-free 866-260-9549

49

JOHCM Funds

Privacy Policy

SAFEGUARDING PRIVACY

We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Advisers Investment Trust.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

●	Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information);

●	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

●	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into confidentiality agreements regarding the information.

INFORMATION WE MAY SHARE WITH AFFILIATES

If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.

We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.

We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.

We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and every year that you are a customer of the Advisers Investment Trust or anytime we make a material change to our privacy policy.

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Investment Adviser
J O Hambro Capital Management Limited
Ryder Court, Ground Floor
14 Ryder Street
London SW1Y6QB, United Kingdom

Custodian
The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, Ohio 43215-6101

Distributor
BHIL Distributors, Inc.
4041 N. High Street, Suite 402
Columbus, Ohio 43214

For Additional Information, call
866-260-9549 (toll free) or 312-557-5913

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Mr. Steven R. Sutermeister, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Independent Franchise Partners US Equity Fund
2014 $16,450 2013 $15,750

JOHCM Funds
2014 $105,000 2013 N/A

The fees paid to PricewaterhouseCoopers LLP relate to the audit of the registrant’s annual financial statements and letters for the filings of the registrant’s Form N-SAR and Form N-1A.

AIT Global Emerging Markets Opportunity Fund
2014 $20,400 2013 $20,400

The fees paid to Ernst & Young LLP relate to the audit of the registrant’s annual financial statements and letters for the filings of the registrant’s Form N-SAR and Form N-1A.

(b)	Independent Franchise Partners US Equity Fund
2014 $0 2013 $0

AIT Global Emerging Markets Opportunity Fund
2014 $0 2013 $0

JOHCM Funds
2014 $0 2013 N/A

(c)	Independent Franchise Partners US Equity Fund
2014 $4,370 2013 $4,200

JOHCM Funds
2014 $21,850 2013 N/A

The fees to PricewaterhouseCoopers LLP relate to the preparation of the registrant’s tax returns and review of annual distributions.

AIT Global Emerging Markets Opportunity Fund
2014 $9,500 2013 $9,500

The fees to Ernst & Young LLP relate to the preparation of the registrant’s tax returns, review of annual distributions, and additional tax provision support fees.

(d)	Independent Franchise Partners US Equity Fund
2014 $0 2013 $0

AIT Global Emerging Markets Opportunity Fund
2014 $0 2013 $0

JOHCM Funds
2014 $0 2013 N/A

(e)(1) Except as permitted by rule 2-01(c)(7)(i)(C) of regulation S-X the registrant’s audit committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to the registrant, the audit committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	Independent Franchise Partners US Equity Fund
2014 0% 2013 0%

AIT Global Emerging Markets Opportunity Fund
2014 0% 2013 0%

JOHCM Funds
2014 0% 2013 N/A

(f)	Not applicable.

(g)	Independent Franchise Partners US Equity Fund
2014 $4,370 2013 $4,200

AIT Global Emerging Markets Opportunity Fund
2012 $65,750 2013 $170,275

JOHCM Funds
2014 $21,850 2013 N/A

(h) The Audit Committee considered the non-audit services rendered to the registrant’s investment adviser and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6.  Schedule of Investments.

(a)       The Schedule of Investments in securities of unaffiliated issuers is included in the report to shareholders filed under Item 1 of this Form.

(b)       Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)      The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)      Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)      Not applicable.

(b)          Certification pursuant to Rule 30a-2(b) is furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Advisers Investment Trust

By (Signature and Title)

/s/ Troy A. Sheets
Troy A. Sheets
Treasurer and Principal Financial Officer

Date: December 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Dina Tantra
Dina A. Tantra
President and Principal Executive Officer

Date: December 3, 2014

By (Signature and Title)

/s/ Troy A. Sheets
Troy A. Sheets
Treasurer and Principal Financial Officer

Date: December 3, 2014